[CONFORMED COPY]

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                                CREDIT AGREEMENT

                                     among

                       ATLAS FREIGHTER LEASING III, INC.,
                                  as Borrower,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders

                                      and

                             BANKERS TRUST COMPANY,
                            as Administrative Agent.

                             ----------------------
                           Dated as of April 25, 2000
                             ----------------------


                                  $300,000,000

                         DEUTSCHE BANK SECURITIES, INC.
                                 Lead Arranger
                                      and
                                  Book Manager

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


                               TABLE OF CONTENTS


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                                                        SECTION 1.

                                                       DEFINITIONS
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   1.1     Certain Defined Terms..............................................................................1
   1.2     Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement................21
   1.3     Other Definitional Provisions.....................................................................21

                                                        SECTION 2.

                                         AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

   2.1     Commitments; Making of Loans; Notes; Register.....................................................21
           A.     COMMITMENTS................................................................................21
           B.     BORROWING MECHANICS........................................................................22
           C.     DISBURSEMENT OF FUNDS......................................................................23
           D.     NOTES......................................................................................23
           E.     THE REGISTER...............................................................................24
   2.2     Interest on the Loans.............................................................................25
           A.     RATE OF INTEREST...........................................................................25
           B.     INTEREST PERIODS...........................................................................25
           C.     INTEREST PAYMENTS..........................................................................26
           D.     DEFAULT RATE...............................................................................26
           E.     COMPUTATION OF INTEREST....................................................................26
   2.3     Fees..............................................................................................27
   2.4     Repayments and Prepayments; General Provisions Regarding Payments.................................27
           A.     MANDATORY REDUCTION OF COMMITMENTS.........................................................27
           B.     SCHEDULED REPAYMENTS OF LOANS..............................................................27
           C.     PREPAYMENTS................................................................................28
           D.     GENERAL PROVISIONS REGARDING PAYMENTS......................................................32
   2.5     Use of Proceeds...................................................................................33
           A.     APPLICATION OF PROCEEDS....................................................................33
           B.     MARGIN REGULATIONS.........................................................................33
   2.6     Special Provisions Governing Loans................................................................33
           A.     DETERMINATION OF APPLICABLE INTEREST RATE..................................................33
           B.     INABILITY TO DETERMINE APPLICABLE INTEREST RATE............................................33
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           C.     ILLEGALITY OR IMPRACTICABILITY OF LOANS....................................................34
           D.     COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS..........................34
           E.     BOOKING OF LOANS...........................................................................35
           F.     ASSUMPTIONS CONCERNING FUNDING OF LOANS....................................................35
           G.     SUBSTITUTE BASIS...........................................................................35
   2.7     Increased Costs, Taxes; Capital Adequacy..........................................................36
           A.     COMPENSATION FOR INCREASED COSTS AND TAXES.................................................36
           B.     WITHHOLDING OF TAXES.......................................................................37
           C.     CAPITAL ADEQUACY ADJUSTMENT................................................................40
           D.     SUBSTITUTE LENDERS.........................................................................40
   2.8     Obligation of Lenders to Mitigate.................................................................41

                                                        SECTION 3.

                                                   CONDITIONS TO LOANS

   3.1     Conditions to Loans...............................................................................41
           A.     BORROWER AND ATLAS DOCUMENTS...............................................................41
           B.     AIRCRAFT DOCUMENTS.........................................................................42
           C.     NOTICES OF BORROWING.......................................................................42
           D.     NECESSARY CONSENTS.........................................................................43
           E.     AIRCRAFT CHATTEL MORTGAGES.................................................................43
           F.     FAIRNESS OPINION...........................................................................43
           G.     FINANCIAL CONDITION CERTIFICATES...........................................................43
           H.     OPINIONS OF BORROWER'S COUNSEL.............................................................43
           I.     ATLAS CREDIT AGREEMENT; LEASES.............................................................44
           J.     OPINIONS OF FAA COUNSEL....................................................................44
           K.     FEES.......................................................................................44
           L.     FINANCIAL STATEMENTS.......................................................................44
           M.     EVIDENCE OF INSURANCE......................................................................44
           N.     NO MATERIAL ADVERSE EFFECT.................................................................45
           O.     REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS..................................45
           P.     COMPLIANCE CERTIFICATE.....................................................................45
           Q.     TRANSACTION; REFINANCING...................................................................45
           R.     COMPLETION OF PROCEEDINGS..................................................................46
           S.     APPRAISALS.................................................................................46
           T.     FAA CERTIFICATION AND TITLE................................................................46
           U.     BANKRUPTCY-REMOTE SUBSIDIARY...............................................................46

                                                        SECTION 4.

                                        BORROWER'S REPRESENTATIONS AND WARRANTIES

   4.1     Organization, Powers, Qualification, Good Standing, Business and Subsidiaries.....................47
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           A.     ORGANIZATION AND POWERS....................................................................47
           B.     QUALIFICATION AND GOOD STANDING............................................................47
           C.     SUBSIDIARIES...............................................................................47
           D.     COLLATERAL DOCUMENTS.......................................................................47
   4.2     Authorization of Borrowing, etc...................................................................48
           A.     AUTHORIZATION OF BORROWING.................................................................48
           B.     NO CONFLICT................................................................................48
           C.     GOVERNMENTAL CONSENTS......................................................................48
           D.     BINDING OBLIGATION.........................................................................48
   4.3     Financial Condition...............................................................................48
   4.4     No Material Adverse Change; No Restricted Junior Payments.........................................49
   4.5     Title to Properties, Liens........................................................................49
   4.6     Litigation, Adverse Facts.........................................................................50
   4.7     Payment of Taxes..................................................................................50
   4.8     Performance of Agreements.........................................................................50
   4.9     Governmental Regulation...........................................................................51
   4.10    Securities Activities.............................................................................51
   4.11    Compliance with ERISA.............................................................................51
   4.12    Certain Fees......................................................................................51
   4.13    Environmental Protection..........................................................................51
   4.14    Employee Matters..................................................................................52
   4.15    Solvency..........................................................................................52
   4.16    Disclosure........................................................................................52
   4.17    Section 1110......................................................................................53
   4.18    Special Purpose Corporation.......................................................................53
   4.19    Transaction.......................................................................................53
   4.20    Representations and Warranties in Documents.......................................................53
   4.21    Leases............................................................................................53

                                                          SECTION 5.

                                              BORROWER'S AFFIRMATIVE COVENANTS

   5.1     Financial Statements and Other Reports............................................................54
   5.2     Corporate Existence...............................................................................57
   5.3     Payment of Taxes and Claims; Tax Consolidation....................................................57
   5.4     Maintenance of Properties; Insurance..............................................................57
   5.5     Inspection; Lender Meeting........................................................................58
   5.6     Compliance with Laws, etc.........................................................................58
   5.7     Environmental Indemnity...........................................................................58
   5.8     Borrower's Remedial Action Regarding Hazardous Materials..........................................59
   5.9     Maintenance Contracts.............................................................................59
   5.10    Employee Benefit Plans............................................................................59
   5.11    Further Assurances................................................................................59
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   5.12    Performance of Obligations........................................................................59
   5.13    Corporate Separateness............................................................................60

                                                     SECTION 6.

                                           BORROWER'S NEGATIVE COVENANTS

   6.1     Indebtedness......................................................................................61
   6.2     Liens and Related Matters.........................................................................61
           A.     PROHIBITION ON LIENS.......................................................................61
           B.     NO NEGATIVE PLEDGES........................................................................61

   6.3     Investments; Joint Ventures.......................................................................61
   6.4     Contingent Obligations............................................................................61
   6.5     Restricted Junior Payments........................................................................62
   6.6     Restriction on Fundamental Changes, Asset Sales, Acquisitions, New Subsidiaries...................62
   6.7     Amendments of Material Agreements.................................................................62
   6.8     Restriction on Leases.............................................................................63
   6.9     Transaction with Shareholders and Affiliates......................................................63
   6.10    Conduct of Business...............................................................................63

                                                     SECTION 7.

                                                 EVENTS OF DEFAULT

   7.1     Failure to Make Payments When Due.................................................................64
   7.2     Default Under Lease...............................................................................64
   7.3     Breach of Certain Covenants.......................................................................64
   7.4     Breach of Warranty................................................................................64
   7.5     Other Defaults Under Loan Documents...............................................................64
   7.6     Involuntary Bankruptcy; Appointment of Receiver, etc..............................................64
   7.7     Voluntary Bankruptcy, Appointment of Receiver, etc................................................65
   7.8     Judgments and Attachments.........................................................................65
   7.9     Dissolution.......................................................................................65
   7.10    Change in Control.................................................................................65
   7.11    Failure of Security...............................................................................66
   7.12    Loss of United States Citizen Status..............................................................66

                                                     SECTION 8.

                                              THE ADMINISTRATIVE AGENT

   8.1     Appointment.......................................................................................67
   8.2     Powers and Duties; General Immunity...............................................................67
           A.     POWERS; DUTIES SPECIFIED...................................................................67
           B.     NO RESPONSIBILITY FOR CERTAIN MATTERS......................................................67
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           C.     EXCULPATORY PROVISIONS.....................................................................68
           D.     ADMINISTRATIVE AGENT ENTITLED TO ACT AS LENDER.............................................68
   8.3     Representations and Warranties; No Responsibility For Appraisal of Creditworthiness...............69
   8.4     Right to Indemnity................................................................................69
   8.5     Collateral Documents..............................................................................69
   8.6     Successor Administrative Agent....................................................................70

                                                    SECTION 9.

                                                  MISCELLANEOUS

   9.1     Assignments and Participations in Loans...........................................................70
           A.     GENERAL....................................................................................70
           B.     ASSIGNMENTS................................................................................71
           C.     PARTICIPATIONS.............................................................................72
           D.     ASSIGNMENTS TO FEDERAL RESERVE BANKS AND OTHERS............................................72
           E.     INFORMATION................................................................................73
   9.2     Expenses..........................................................................................73
   9.3     Indemnity.........................................................................................74
   9.4     Set-Off...........................................................................................74
   9.5     Ratable Sharing...................................................................................75
   9.6     Amendments and Waivers............................................................................75
   9.7     Independence of Covenants.........................................................................77
   9.8     Notices...........................................................................................77
   9.9     Survival of Representations, Warranties and Agreements............................................77
   9.10    Failure or Indulgence Not Waiver; Remedies Cumulative.............................................78
   9.11    Marshalling; Payments Set Aside...................................................................78
   9.12    Severability......................................................................................78
   9.13    Obligations Several; Independent Nature of Lenders' Rights........................................78
   9.14    Headings..........................................................................................79
   9.15    Applicable Law....................................................................................79
   9.16    Successors and Assigns............................................................................79
   9.17    Consent to Jurisdiction and Service of Process....................................................79
   9.18    Waiver of Jury Trial..............................................................................80
   9.19    Confidentiality...................................................................................80
   9.20    Counterparts; Effectiveness.......................................................................81
   9.21    Replacement Engines and Airframes.................................................................81
           A.     ENGINES....................................................................................81
           B.     AIRFRAMES..................................................................................82
           C.     FURTHER ASSURANCES.........................................................................82
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SCHEDULES

2.1               LENDER'S COMMITMENTS
2.2               MAXIMUM LOAN AMOUNTS FOR AIRCRAFT AND SPARE ENGINE POOLS

EXHIBITS

I                 FORM OF NOTICE OF BORROWING
IIA               FORM OF TRANCHE A NOTE
IIB               FORM OF TRANCHE B NOTE
III               FORM OF COMPLIANCE CERTIFICATE
IVA               FORM OF OPINION OF CAHILL GORDON & REINDEL
IVB               FORM OF SECTION 1110 OPINION
IVC               FORM OF OPINION COVERING CERTAIN BANKRUPTCY MATTERS
IVD               FORM OF OPINION COVERING CERTAIN TAX MATTERS
IVE               FORM OF OPINION OF FAA COUNSEL
V                 FORM OF ASSIGNMENT AGREEMENT
VI                FORM OF CERTIFICATE RE NON-BANK STATUS
VII               FORM OF FINANCIAL CONDITION CERTIFICATE - BORROWER
VIIA              FORM OF FINANCIAL CONDITION CERTIFICATE - ATLAS
VIIIA             FORM OF AIRCRAFT LEASE
VIIIB             FORM OF SPARE ENGINE LEASE
IXA               FORM OF AIRCRAFT CHATTEL MORTGAGE
IXB               FORM OF SPARE ENGINE CHATTEL MORTGAGE
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                                     -vii-

         CREDIT AGREEMENT, dated as of April 25, 2000, among ATLAS FREIGHTER LEASING III, INC., a Delaware corporation ("AFL III" or the "BORROWER"), the lenders party hereto from time to time (each a "LENDER," and collectively, the "LENDERS") and BANKERS TRUST COMPANY, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has been established for the sole purpose of owning and leasing to Atlas the Aircraft and the Spare Engines;

         WHEREAS, the Aircraft and the Spare Engines are currently owned by Atlas, AFL or AFL II;

         WHEREAS, the Aircraft and the Spare Engines are currently encumbered by certain indebtedness which is to be refinanced;

         WHEREAS, in connection with the refinancing of such indebtedness, Atlas, AFL and AFL II, will contribute or transfer the Aircraft and the Spare Engines subject to certain indebtedness to AFL III; and

         WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Borrower the credit facility provided for herein to refinance the indebtedness relating to the Aircraft and the Spare Engines;

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

                                   SECTION 1.

                                  DEFINITIONS

1.1  CERTAIN DEFINED TERMS.

         The following terms used in this Agreement shall have the following meanings:

         "ACCEPTABLE ALTERNATE AIRFRAME" means, with respect to any Airframe, an Acceptable Alternate Airframe as defined in the applicable Aircraft Lease.

         "ACCEPTABLE ALTERNATE ENGINE" means, with respect to any Engine, an Acceptable Alternate Engine as defined in the applicable Lease.

         "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date, the rate per annum obtained by dividing (rounded upward to the nearest 1/100 of one percent) (x) the offered quotation, if any, to first class banks in the interbank Eurodollar market by the Administrative Agent for U.S. dollar deposits of amounts in same day funds comparable to the principal amount of the Loans of the Administrative Agent for which the Adjusted Eurodollar Rate is then being determined with maturities comparable to such Interest Period as of approximately 10:00 A.M. (New York time) on such Interest Rate Determination Date by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "ADMINISTRATIVE AGENT" has the meaning assigned to that term in the preamble to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 8.6.

         "AFFECTED LENDER" has the meaning assigned to that term in subsection 2.6C.

         "AFFECTED LOANS" has the meaning assigned to that term in subsection 2.6C.

         "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "AFL" means Atlas Freighter Leasing, Inc., a Delaware corporation.

         "AFL AIRCRAFT" means six Boeing 747-200 aircraft in full freighter configuration with FAA Registration Nos. N505MC, N507MC, N508MC, N509MC, N516MC and N517MC, including the 24 General Electric CFC-50E2 engines with manufacturer's serial numbers 517476, 528318, 530197, 517753, 517284, 530320,
517767, 530288, 517324, 517287, 517269, 530284, 530283, 517207, 530304, 530318,
517551, 517214, 530202, 530247, 517943, 517886, 517675 and 517941, which aircraft (i) are in cargo configuration capable of immediate operation in the business of Atlas, when leased to Atlas by the Borrower, (ii) have a maximum gross take-off weight ("MTOW") of at least 800,000 pounds and (iii) are owned by AFL (prior to giving effect to the AFL Contribution).

         "AFL CONTRIBUTION" has the meaning assigned to that term in subsection 3.1Q.

         "AFL CREDIT FACILITY" means that certain Credit Agreement, dated as of May 29, 1997, among Atlas Freighter Leasing, Inc., as borrower, the lenders party thereto from time to time, and Bankers Trust Company, as agent for the lenders, as amended, restated, supplemented, or otherwise modified prior to the date hereof.

         "AFL EQUIPMENT OBLIGATIONS" means all amounts owing by AFL or any of its Affiliates pursuant to the AFL Credit Facility and relating to the AFL Aircraft.

         "AFL II" means Atlas Freighter Leasing II, Inc., a Delaware corporation.

         "AFL II AIRCRAFT" means four Boeing 747-200 aircraft in full freighter configuration with FAA Registration Nos. N523MC, N524MC, N526MC, and N527MC, including the 16 General Electric CFC-50E2 engines with manufacturer's serial numbers 528105, 530166, 517353, 517265, 528419, 517343, 517545, 517791, 530169,
517718, 517506, 517569, 528420, 517532, 455793 and 455430, which aircraft (i)
are in cargo configuration capable of immediate operation in the business of Atlas, when leased to Atlas by the Borrower, (ii) have a maximum gross take-off weight ("MTOW") of at least 800,000 pounds and (iii) are owned by AFL II (prior to giving effect to the AFL II Contribution).

         "AFL II CONTRIBUTION" has the meaning assigned to that term in subsection 3.1Q.

         "AFL II CREDIT FACILITY" means that certain Credit Agreement, dated as of September 5, 1997, among AFL II, as a borrower, the lenders party thereto from time to time, Bankers Trust Company, as administrative agent, and Goldman Sachs Credit Partners L.P., as syndication agent, as amended, restated, supplemented, or otherwise modified prior to the date hereof.

         "AFL II EQUIPMENT OBLIGATIONS" means all amounts owing by AFL II or any of its Affiliates pursuant to the AFL II Credit Facility and relating to the AFL II Aircraft or the AFL II Spare Engines.

         "AFL II SPARE ENGINES" means the nine General Electric CF6-50E2 engines with manufacturer's serial numbers 530168, 517790, 517530, 517547, 455167, 517602, 517538, 517539, and 530255, which Spare Engines are owned by
AFL II (prior to giving effect to the AFL II Contribution).

         "AFL III" has the meaning assigned to that term in the preamble to this Agreement.

         "AGGREGATE AMOUNTS DUE" has the meaning assigned to that term in subsection 9.5.

         "AGREEMENT" means this Credit Agreement, dated as of April 25, 2000, as it may be amended, supplemented or otherwise modified from time to time.

         "AIRCRAFT" means, collectively, the Atlas Aircraft, the AFL Aircraft and the AFL II Aircraft, or any of them, as appropriate.

         "AIRCRAFT CHATTEL MORTGAGE" means, with respect to each Aircraft or Spare Engine Pool, a Security Agreement and Chattel Mortgage substantially in the form of Exhibit IXA or Exhibit IXB annexed hereto, as appropriate, granting to the Administrative Agent for the benefit of the Lenders a first priority security interest in such Aircraft or Spare Engine Pool, as the case may be, as such Aircraft Chattel Mortgage may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.

         "AIRCRAFT LEASE" or "AIRCRAFT LEASES" means each of the lease agreements, in the form of Exhibit VIIIA, dated as of April 25, 2000, between Atlas Freighter Leasing III, Inc., as Lessor and Atlas Air, Inc., as Lessee, as the same may be amended, modified, or supplemented from time to time in accordance with the terms hereof, and including any lease supplement entered into in accordance with the terms of any Aircraft Lease.

         "AIRFRAME" means, as the context requires, an Airframe as defined in a particular Aircraft Chattel Mortgage, all Airframes as defined in all Aircraft Chattel Mortgages, a Replacement Airframe, all Replacement Airframes or all or any of the foregoing.

         "AMENDED AIRCRAFT CREDIT FACILITY" means the Fourth Amended and Restated Credit Agreement, dated as of April 25, 2000, among Atlas Air, Inc., as borrower, the lenders listed therein and Bankers Trust Company, as administrative agent, but without giving effect to any amendments, modifications, supplements or waivers thereof.

         "APPLICABLE MARGIN" means, with respect to Tranche A Loans, the Tranche A Applicable Margin, and with respect to Tranche B Loans, the Tranche B Applicable Margin.

         "APPRAISED VALUE" means, with respect to any Aircraft or Spare Engine, the average of the appraised value of such Aircraft or Spare Engine by two Approved Appraisers as determined pursuant to subsection 3.1S.

         "APPROVED APPRAISER" means any of AvSolutions, Inc., BK Associates, Inc., Jack B. Feir Associates, Morton Beyer & Agnew, Inc., Simat, Helliesen & Eichner, Inc., or AVITAS, Inc., Airclaims, Ltd., Aircraft Information Services, Inc., or any other nationally recognized firm of aircraft appraisers reasonably satisfactory to the Administrative Agent.

         "ASSET SALE" means the sale (including any sale-leaseback transaction) or other disposition by the Borrower to any other Person of any assets of the Borrower (whether tangi-ble or intangible) excluding (i) transactions related to aircraft engines, components, parts or spare parts or other equipment, appliances, instruments, appurtenances, accessories or furnishings of whatever nature that may from time to time be removed from any Airframe or Engine in connection with transactions permitted pursuant to and in accordance with Section 4(d) or Section 4(e) of the Aircraft Chattel Mortgages and (ii) transactions effected in accordance with Section 9.21 of this Agreement.

         "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form of Exhibit V annexed hereto.

         "ATLAS" means Atlas Air, Inc., a Delaware corporation.

         "ATLAS AIRCRAFT" means one Boeing 747-200 aircraft in full freighter configuration with FAA Registration No. N528MC, including the four General Electric CF6-50C2 engines with manufacturer's serial number 517600, 530167, 517719 and 517825, which aircraft (i) is in cargo configuration capable of immediate operation in the business of Atlas, when leased to Atlas by the Borrower, (ii) has a maximum gross take-off weight ("MTOW") of at least 800,000 pounds and (iii) is owned by Atlas (prior to giving effect to the Atlas Contribution).

         "ATLAS ASSET SALES" means the sale (including any sale-leaseback transaction) by Atlas or any of its Subsidiaries to any other Person of (i) any of the stock of any of Atlas's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Atlas or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Atlas or any of its Subsidiaries outside of the ordinary course of business.

         "ATLAS CONTRIBUTION" has the meaning assigned to that term in subsection 3.1Q.

         "ATLAS EQUIPMENT OBLIGATIONS" means all amounts owing by Atlas or any of its Subsidiaries pursuant to the Amended Aircraft Credit Facility immediately prior to giving effect to the fourth amendment and restatement thereof on the date hereof and relating to the Atlas Aircraft or the Atlas Spare Engines.

         "ATLAS SPARE ENGINES" means the three General Electric CF6-80C2 engines with manufacturer's serial numbers 704699, 704860, and 704918, which Spare Engines are owned by Atlas (prior to giving effect to the Atlas Contribution).

         "BANKRUPTCY CODE" means Title 11 of the United States Code, entitled "Bankruptcy," as now and hereafter in effect, or any successor statute.

         "BASE RATE" means, at any time, the higher of (x) the Prime Rate or
(y) the rate that is 1/2 of 1% in excess of the Federal Funds Effective Rate.

         "BORROWER" has the meaning assigned to that term in the preamble to this Agreement.

         "BUSINESS DAY" means any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the States of New York or Colorado or is a day on which banking institutions located in either such state are authorized or required by law or other governmental action to close.

         "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

         "CASH" means money, currency or a credit balance in a Deposit Account.

         "CASH EQUIVALENTS" means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (b) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date, (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody's, (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-I from Moody's, (iv) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier I capital (as defined in such regulations) of not less than $100,000,000, and (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

         "CASH PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale.

         "CERTIFICATE RE NON-BANK STATUS" means a certificate substantially in the form of Exhibit VI annexed hereto delivered by a Lender to the Administrative Agent pursuant to subsection 2.7B(iii).

         "CF6-50E2 SPARE ENGINE LEASE" means the lease agreement, in the form of Exhibit VIIIB, dated as of April 25, 2000, between Atlas Freighter Leasing III, Inc., as Lessor and Atlas Air, Inc., as Lessee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof, and including any lease supplement entered into in accordance with the terms of the CF6-50E2 Spare Engine Lease.

         "CF6-50E2 SPARE ENGINE POOL" means the set of Spare Engines leased pursuant to the CF6-50E2 Spare Engine Lease.

         "CF6-80C2 SPARE ENGINE LEASE" means the lease agreement, in the form of Exhibit VIIIB, dated as of April 25, 2000, between Atlas Freighter Leasing III, Inc., as Lessor and Atlas Air, Inc., as Lessee, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof, and including any lease supplement entered into in accordance with the terms of the CF6-80C2 Spare Engine Lease.

         "CF6-80C2 SPARE ENGINE POOL" means the set of Spare Engines leased pursuant to the CF6-80C2 Spare Engine Lease.

         "COLLATERAL" means all of the properties and assets in which Liens are purported to be granted by the Collateral Documents.

         "COLLATERAL DOCUMENTS" means each Aircraft Chattel Mortgage and any security agreement executed pursuant to subsection 5.11.

         "COMMITMENT" means the sum of the Tranche A Commitment and the Tranche B Commitment of each Lender as set forth on Schedule 2.1, as the same may be reduced or terminated pursuant to Section 2.4 and/or Section 7.

         "COMPLIANCE CERTIFICATE" means a certificate delivered to the Administrative Agent and the Lenders by the Borrower pursuant to subsection 3.1P or 5.1(iii).

         "CONDEMNATION PROCEEDS" has the meaning assigned to that term in subsection 2.4C(ii)(b).

         "CONTINGENT OBLIGATION" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or
(iii) under Interest Rate Agreements and Currency Agree-ments. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

         "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, deed to secure debt, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

         "CURRENCY AGREEMENT" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement designated to protect Borrower against fluctuations in currency values.

         "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

         "EFFECTIVE DATE" has the meaning assigned to that term in Section
9.20.

         "ELIGIBLE ASSIGNEE" means (A) (i) a commercial bank organized under the laws of the United States or any state thereof, (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof, (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof, provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country, and (iv) any other entity that is an "accredited investor" (as defined in Regulation D under the Securities Act) that extends credit or buys loans as one of its businesses (including, but not limited to, insurance companies, mutual funds and lease financing companies), (B) any Lender, and (C) any Related Fund or any Affiliate of any Lender; provided, that no Affiliate of the Borrower shall be an Eligible Assignee.

         "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA that is, or was at any time, maintained or contributed to by the Borrower or by any of its ERISA Affiliates.

         "ENGINE" means, as the context requires, an Engine as defined in a particular Aircraft Chattel Mortgage, all Engines as defined in all Aircraft Chattel Mortgages, a Replacement Engine, all Replacement Engines or all or any of the foregoing.

         "ENVIRONMENTAL CLAIM" means any investigation, notice, claim, suit or order, by any governmental authority or any Person, arising in connection with any alleged or actual violation of Environmental Laws or with any Hazardous Material, or with any actual or alleged damage or harm to health, safety or the environment.

         "ENVIRONMENTAL LAWS" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirement of governmental authorities relating to environmental matters, including, without limitation, those relating to any Hazardous Materials Activity.

         "EQUIPMENT OBLIGATIONS" means, collectively, the Atlas Equipment Obligations, the AFL Equipment Obligations and the AFL II Equipment Obligations.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

         "ERISA AFFILIATE" means, as applied to any Person, (i) any corporation that is, or was at any time, a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is, or was at any time, a member, (ii) any trade or business, (whether or not incorporated) that is, or was at any time, a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is, or was at any time, a member, and (iii) any member of an affiliated service group within the meaning of
Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is, or was at any time, a member.

         "EVENT OF DEFAULT" means each of the events set forth in Section 7.

         "EVENT OF LOSS" means any of the following events with respect to any Aircraft (whether the Airframe or an Engine of such Aircraft or both) or any Spare Engine: (A) loss of such Aircraft or Spare Engine or the use thereof due to theft or disappearance of such Aircraft or Spare Engine that results in the loss of possession thereof for a period of 120 days (or for a shorter period ending on the date on which there is an insurance settlement for a total loss on the basis of the theft or disappearance of such Aircraft or Spare Engine), (B) the destruction, damage beyond repair or rendition of such Aircraft or Spare Engine permanently unfit for normal use for any reason whatsoever, (C) the condemnation, confiscation or seizure of, or requisition of title to, or adverse use or possession (other than use by the United States Government if the Borrower obtains adequate compensation from the United States Government) of such Aircraft or Spare Engine, (D) as a result of any rule, regulation, order or any other action by the FAA or any other governmental body having jurisdiction, the use of such Aircraft or Spare Engine in the normal course of interstate air transportation of persons or cargo shall have been prohibited for a period of more than nine consecutive months unless the Borrower, prior to the expiration of such nine month period, shall have undertaken and shall be diligently carrying forward all steps that are necessary or desirable to permit the normal use of such property by the Borrower or, in any event, if such use shall have been prohibited for a period of twelve consecutive months, (E) the operation or location of such Aircraft or Spare Engine, while under requisition for use by the United States or any instrumentality or agency thereof, in any area excluded from coverage by any insurance policy in effect with respect to such Aircraft or Spare Engine, if the Borrower shall be unable to obtain indemnity or "war risk" insurance in lieu thereof from the United States, (F) any damage that results in an insurance settlement with respect to such Aircraft or Spare Engine on the basis of an actual or constructive total loss or (G) a divestiture of such Airframe or Spare Engine as described in Section 4(d)(iii) or Section 4(d)(vi) of any Aircraft Chattel Mortgage. An Event of Loss with respect to any Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe of such Aircraft.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

         "FEDERAL AVIATION ACT" means the Federal Aviation Act of 1958, as amended and as recodified in Title 49, United States Code, or any similar legislation of the United States enacted to supersede, amend or supplement such Act and the rules and regulations promulgated thereunder.

         "FEDERAL AVIATION ADMINISTRATION" or "FAA" means the United States Federal Aviation Administration or any successor thereto administering the functions of the Federal Aviation Administration under the Federal Aviation Act.

         "FEDERAL FUNDS EFFECTIVE RATE" means for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent.

         "FINAL MATURITY DATE" means, in the case of Tranche A Loans, April 25, 2005, and, in the case of Tranche B Loans, April 25, 2006.

         "FISCAL YEAR" means the fiscal year of the Borrower.

         "FUNDING AND PAYMENT OFFICE" means the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, Attention:
Marguerite Sutton.

         "GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession. Financial statements and other information required to be delivered by the Borrower to the Lenders pursuant to clauses (i) and (ii) of subsection 5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation. Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with GAAP as in effect on the date of this Agreement.

         "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

         "HAZARDOUS MATERIALS" means any chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any law.

         "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed, or threatened use, storage, release, generation, treatment, remediation or transportation of any Hazardous Material (i) from, under, in, into or on the facilities or surrounding property of the Borrower and (ii) caused by, or undertaken by or on behalf of, the Borrower.

         "INDEBTEDNESS" means, as applied to any Person, (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute Contingent Obligations and are not Indebtedness.

         "INDEMNIFIED LIABILITIES" has the meaning assigned to that term in subsection 3.

         "INDEMNITEE" has the meaning assigned to that term in subsection 9.3.

         "INDEPENDENT DIRECTOR" means a director of the Borrower that satisfies the criteria for "Independent Director" set forth in the certificate of incorporation of the Borrower.

         "INITIAL BORROWING DATE" shall mean the date occurring on or after the Effective Date on which the borrowing of the Loans occurs.

         "INSURANCE PROCEEDS" has the meaning assigned to that term in subsection 2.4C(ii)(b).

         "INTEREST PAYMENT DATE" means, with respect to any Loan, the last day of each Interest Period applicable to such Loan.

         "INTEREST PERIOD" has the meaning assigned to that term in subsection 2.2B.

         "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect the Borrower against fluctuations in interest rates.

         "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

         "INVESTMENT" means (i) any direct or indirect purchase or other acquisition by the Borrower of, or of a beneficial interest in, any Securities of any other Person or (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Borrower to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, with-out any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

         "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

         "LEASE" or "LEASES" means the eleven Aircraft Leases, the CF6-50E2 Spare Engine Lease and the CF6-80C2 Spare Engine Lease, or any of them, as the context implies.

         "LENDER" and "LENDERS" means the Tranche A Lenders and the Tranche B Lenders, or any of them, as the context implies.

         "LIEN" means any lien, mortgage, deed of trust, deed to secure debt, pledge, assignment, security interest, charge, hypothecation, preference, priority, privilege, lease or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

         "LOAN" or "LOANS" means all the term loans made under this Agreement on the same day by the Lenders to the Borrower and relating to one Aircraft or to one Spare Engine Pool, but secured by all Collateral.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Leases and the Collateral Documents.

         "LOAN EXPOSURE" means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Loans of that Lender.

         "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "MATERIAL ADVERSE EFFECT" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower or (ii) the impairment of the ability of the Borrower to perform the Obligations, or the impairment, as a result of actions or inaction by the Borrower, of the ability of the Administrative Agent or the Lenders to enforce the Obligations.

         "MAXIMUM LOAN AMOUNT" means, with respect to each Aircraft or Spare Engine Pool, if any, the amount set forth on Schedule 2.2 opposite the respective Aircraft or Spare Engine Pool.

         "MAXIMUM TRANCHE A LOAN AMOUNT" means, with respect to each Aircraft or Spare Engine Pool, the product obtained by multiplying (i) the Maximum Loan Amount for such Aircraft or Spare Engine Pool by (ii) a fraction, the numerator of which is one hundred sixty-five (165), and the denominator of which is three hundred (300).

         "MAXIMUM TRANCHE B LOAN AMOUNT" means, with respect to each Aircraft or Spare Engine Pool, the product obtained by multiplying (i) the Maximum Loan Amount for such Aircraft or Spare Engine Pool by (ii) a fraction, the numerator of which is one hundred thirty-five (135), and the denominator of which is three hundred (300).

         "MOODY'S" means Moody's Investors Service, Inc.

         "NET CASH PROCEEDS" means, with respect to any Asset Sale, Cash Proceeds of such Asset Sale net of bona fide direct costs of sale including income taxes reasonably estimated to be actually payable as a result of such Asset Sale within two years of the date of such Asset Sale.

         "NON-U.S. LENDER" has the meaning assigned to that term in subsection 2.7B(iii)(a).

         "NOTES" has the meaning assigned to that term in subsection 2.1D.

         "NOTICE OF BORROWING" means a notice delivered by the Borrower to the Administrative Agent pursuant to subsection 2.1B.

         "OBLIGATIONS" means all obligations of every nature of the Borrower from time to time owed to the Administrative Agent, the Lenders or any of them under the Loan Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

         "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents or its secretary or by its chief financial officer or its treasurer; provided, that every Officers' Certificate with respect to the fulfillment of a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been fulfilled, and (iii) a statement as to whether, in the opinion of the signers, such condition has been fulfilled.

         "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases that may be terminated by the lessee at any time) of any property

(whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

         "PASS THROUGH TRUST DOCUMENTS" means, collectively, (i) those six certain Pass Through Trust Agreements, dated as of February 9, 1998, between Atlas Air, Inc., and Wilmington Trust Company, as trustee (the "1998 Pass Through Trust Agreements") and any related agreements, notes, guaranties, indentures, security documents or other documents, including, without limitation, documents relating to the equipment notes to be held in trust pursuant to the 1998 Pass Through Trust Agreements and all related documents, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement, (ii) that certain Pass Through Trust Agreement, dated as of April 1, 1999, between Atlas Air, Inc., and Wilmington Trust Company, as trustee (the "1999 Pass Through Trust Agreement") and any related agreements, trust supplements, notes, guaranties, indentures, security documents or other documents, including, without limitation, documents relating to the equipment notes to be held in trust pursuant to the 1999 Pass Through Agreement and all related documents, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement and (iii) that certain Pass Through Trust Agreement, dated as of January 28, 2000, between Atlas Air, Inc., and Wilmington Trust Company, as trustee (the "2000 Pass Through Trust Agreement") and any related agreements, trust supplements, notes, guaranties, indentures, security documents or other documents, including, without limitation, documents relating to the equipment notes to be held in trust pursuant to the 2000 Pass Through Trust Agreement and all related documents, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

         "PERMITTED ENCUMBRANCES" means the following types of Liens (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA):

         (i) Liens for taxes, assessments or governmental charges or claims, the payment of which is not, at the time, required by subsection 5.3;

        (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith by appropriate proceedings that do not involve any danger of the sale, forfeiture or loss of any Collateral, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

       (iii) the rights of others under agreements or arrangements to the extent expressly permitted by the terms of Sections 4(d) and 4(e) of the Aircraft Chattel Mortgages; and

        (iv) Liens granted pursuant to the Collateral Documents.

         "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability partnerships, limited liability companies, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or the expiration of any grace period or both, would constitute an Event of Default.

         "PRICING CERTIFICATE" has the meaning assigned to that term in subsection 5.1(xi).

         "PRICING REDUCTION" means, for any Interest Period, a pricing reduction in the Tranche A Applicable Margin equal to:

         (i) 0.250% if, as of 10:00 A.M. (New York time) on the Interest Rate Determination Date with respect to such Interest Period, Atlas has a senior secured rating of Ba1 or higher from Moody's and a senior secured rating of BB or higher from S&P; or

         (ii) 0.125% if, as of 10:00 A.M. (New York time) on the Interest Rate Determination Date with respect to such Interest Period, Atlas has a senior secured rating of Ba1 or higher from Moody's and a senior secured rating of BB- from S&P.

         Notwithstanding anything to the contrary herein, at any time when an Event of Default shall have occurred and be continuing, the Pricing Reduction shall be zero.

         "PRIME RATE" means the rate that the Administrative Agent announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

         "PRO RATA SHARE" means, with respect to each Lender, the percentage obtained by dividing the Loan Exposure of that Lender by the aggregate Loan Exposure of all Lenders, in each case as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1. The initial Pro Rata Share of each Lender is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

         "PROCEEDINGS" has the meaning assigned to that term in subsection 5.1(viii).

         "PROCEEDS" has the meaning assigned to that term in subsection 2.4C(ii)(b).

         "PROJECTIONS" means the financial projections of Atlas and its Subsidiaries delivered on or prior to the Initial Borrowing Date covering the period commencing on or prior to the Initial Borrowing Date and ending on December 31, 2006.

         "REFINANCING" has the meaning assigned to that term in subsection
3.1Q.

         "REGISTER" has the meaning assigned to that term in subsection 2.1E.

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "RELATED FUND" means, with respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including, without limitation, the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), or into or out of any facility, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

         "REQUISITE LENDERS" means Lenders having or holding 50.1% or more of the aggregate Loan Exposure of all Lenders.

         "REPLACEMENT AIRFRAME" has the meaning assigned to that term in subsection 9.21B.

         "REPLACEMENT ENGINE" has the meaning assigned to that term in subsection 9.21A.

         "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of the Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower now or hereafter outstanding and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower now or hereafter outstanding.

         "S&P" means Standard & Poor's Ratings Services.

         "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

         "SENIOR NOTE DOCUMENTS" means (i) the Indenture, dated as of August 13, 1997, between Atlas Air, Inc., and State Street Bank and Trust Company, relating to the 10 3/4% $150 million Senior Notes due 2005 of the Borrower (the "10 3/4% Senior Notes"), and any and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement, (ii) the Indenture, date as of April 9, 1998, between Atlas Air, Inc., and State Street Bank and Trust Company, relating to the 9 1/4% $175 million Senior Notes due 2008 of the Borrower (the "9 1/4% Senior Notes") and any and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement and (iii) the Indenture, dated as of November 18, 1998, between Atlas Air, Inc., and State Street Bank and Trust Company relating to the 9 3/8% $150 million Senior Notes due 2006 of the Borrower (the "9 3/8% Senior Notes," and together with the 10 3/4% Senior Notes and the 9 1/4% Senior Notes, the "Senior Notes"), and any and all related agreements, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement.

         "SERVICE AGREEMENT" means the Service Agreement, dated as of April 25, 2000, between Atlas and the Borrower.

         "SOLVENT" means, with respect to any Person, that, as of the date of determination, both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person,
(ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction, and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due, and
(B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "SPARE ENGINE POOL" means, collectively, the CF6-50E2 Spare Engine Pool and the CF6-80C2 Spare Engine Pool, or either of them, as appropriate.

         "SPARE ENGINES" means the nine General Electric CF6-50E2 engines with manufacturer's serial numbers 530168, 517790, 517530, 517547, 455167, 517602,
517538, 517539, and 517544, and the three General Electric CF6-80C2 engines with manufacturer's serial numbers 704699, 704860, and 704918.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

         "SUBSTITUTE BASIS" has the meaning assigned to that term in subsection 2.6G.

         "SYNDICATION DATE" means the date on which the Administrative Agent has completed, in its determination, the primary syndication of Loans.

         "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided, that "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise).

         "TOTAL COMMITMENT" means the sum of the Commitments of the Lenders.

         "TRANCHE A APPLICABLE MARGIN" has the meaning assigned to that term in subsection 2.2A.

         "TRANCHE A COMMITMENT" means the Tranche A commitment of each Tranche A Lender as set forth on Schedule 2.1, as the same may be reduced or terminated pursuant to Section 2.4 and/or Section 7.

         "TRANCHE A LENDER" or "TRANCHE A LENDERS" means the persons identified as "Tranche A Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 9.1.

         "TRANCHE A LOAN" has the meaning assigned to that term in subsection 2.1A(i).

         "TRANCHE A LOAN EXPOSURE" means, with respect to any Tranche A Lender, as of any date of determination, the outstanding principal amount of the Tranche A Loans of that Lender.

         "TRANCHE A NOTES" has the meaning assigned to that term in subsection 2.1D.

         "TRANCHE A PRO RATA SHARE" means, with respect to each Tranche A Lender, the percentage obtained by dividing the Tranche A Loan Exposure of that Tranche A Lender by the aggregate Tranche A Loan Exposure of all Tranche A Lenders, in each case as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1. The initial Tranche A Pro Rata Share of each Tranche A Lender is set forth opposite the name of that Tranche A Lender in Schedule 2.1 annexed hereto.

         "TRANCHE B APPLICABLE MARGIN" has the meaning assigned to that term in subsection 2.2B.

         "TRANCHE B COMMITMENT" means the Tranche B commitment of each Tranche B Lender as set forth on Schedule 2.1, as the same may be reduced or terminated pursuant to Section 2.4 and/or Section 7.

         "TRANCHE B LENDER" or "TRANCHE B LENDERS" means the persons identified as "Tranche B Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 9.1.

         "TRANCHE B LOAN" has the meaning assigned to that term in subsection 2.1A(ii).

         "TRANCHE B LOAN EXPOSURE" means, with respect to any Tranche B Lender, as of any date of determination, the outstanding principal amount of the Tranche B Loans of that Lender.

         "TRANCHE B NOTES" has the meaning assigned to that term in subsection 2.1D.

         "TRANCHE B PRO RATA SHARE" means, with respect to each Tranche B Lender, the percentage obtained by dividing the Tranche B Loan Exposure of that Tranche B Lender by the aggregate Tranche B Loan Exposure of all Tranche B Lenders, in each case as such percentage may be adjusted by assignments permitted pursuant to subsection 9.1. The initial Tranche B Pro Rata Share of each Tranche B Lender is set forth opposite the name of that Tranche B Lender in Schedule 2.1 annexed hereto.

         "TRANSACTION" has the meaning assigned that term in subsection 3.1Q.

         "TRANSACTION DOCUMENTS" means this Agreement, the Amended Aircraft Credit Facility, any bills of sale or certificates of transfer for each Aircraft and each Spare Engine (including bills of sale on AC Form 8050-2) delivered in connection with the Transaction, the Leases, all documents relating to the Refinancing, and all other agreements and documentation executed and delivered in connection with the Transaction, including, without limitation, in connection with the Atlas Contribution and the Transfers.

         "TRANSFERS" has the meaning assigned to that term in subsection 3.1Q.

         "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in the applicable jurisdiction.

         "UNITED STATES CITIZEN" means a "citizen of the United States" within the meaning of the Federal Aviation Act.

1.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT.

         Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

1.3  OTHER DEFINITIONAL PROVISIONS.

         References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

                                   SECTION 2.

                   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1  COMMITMENTS; MAKING OF LOANS; NOTES; REGISTER.

         A. COMMITMENTS. (i) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, each Tranche A Lender hereby severally agrees to make, on the Initial Borrowing Date, thirteen term loans (each, a "TRANCHE A LOAN" and, collectively, the "TRANCHE A LOANS") to the Borrower in an aggregate amount not to exceed the Tranche A Commitment of such Tranche A Lender. Each Tranche A Loan of a Tranche A Lender shall relate to one of the

Aircraft or to one of the Spare Engine Pools and shall be in an amount equal to such Tranche A Lender's Tranche A Pro Rata Share on the Initial Borrowing Date of the Maximum Tranche A Loan Amount with respect to such Aircraft or Spare Engine Pool. The Tranche A Loans of all of the Tranche A Lenders relating to one Aircraft or Spare Engine Pool shall not exceed the Maximum Tranche A Loan Amount for such Aircraft or Spare Engine Pool and shall be made on the same day by the Tranche A Lenders ratably according to their respective Tranche A Commitments. Once repaid, Tranche A Loans borrowed hereunder may not be reborrowed.

        (ii) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, each Tranche B Lender hereby severally agrees to make, on the Initial Borrowing Date, thirteen term loans (each, a "TRANCHE B LOAN" and, collectively, the "TRANCHE B LOANS") to the Borrower in an aggregate amount not to exceed the Tranche B Commitment of such Tranche B Lender. Each Tranche B Loan of a Tranche B Lender shall relate to one of the Aircraft or to one of the Spare Engine Pools and shall be in an amount equal to such Tranche B Lender's Tranche B Pro Rata Share on the Initial Borrowing Date of the Maximum Tranche B Loan Amount with respect to such Aircraft or Spare Engine Pool. The Tranche B Loans of all of the Tranche B Lenders relating to one Aircraft or Spare Engine Pool shall not exceed the Maximum Tranche B Loan Amount for such Aircraft or Spare Engine Pool and shall be made on the same day by the Tranche B Lenders ratably according to their respective Tranche B Commitments. Once repaid, Tranche B Loans borrowed hereunder may not be reborrowed.

         B. BORROWING MECHANICS. (i) Each borrowing of Loans relating to a particular Aircraft or Spare Engine Pool shall be made by the delivery of a Notice of Borrowing by the Borrower to the Administrative Agent not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed borrowing. The Administrative Agent shall give to each Lender prompt notice thereof. Each such Notice of Borrowing shall be irrevocable and binding on the Borrower. Each such Notice of Borrowing shall be in the form of
Exhibit I. The Notice of Borrowing shall specify (i) the proposed borrowing date (which shall be a Business Day), (ii) the amount of Loans requested and
(iii) the Aircraft or Spare Engine Pool to which the Loans relate. In lieu of delivering the above described Notice of Borrowing, the Borrower may give the Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B, provided that such notice is promptly confirmed in writing.

        (ii) Neither the Administrative Agent nor any Lender shall incur any liability to the Borrower in acting upon any telephonic notice referred to above that the Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith under this subsection 2.1B, and upon funding of the Loans by the Lenders in accordance with this Agreement pursuant to any such telephonic notice the Borrower shall have effected the

Loans hereunder. The Borrower shall notify the Administrative Agent prior to the funding of the Loans in the event that any of the matters to which the Borrower is required to certify in the Notice of Borrowing is no longer true and correct as of the Initial Borrowing Date and the acceptance by the Borrower of the proceeds of any Loans shall constitute a recertification by the Borrower as of the Initial Borrowing Date, as to the matters to which the Borrower is required to certify in the applicable Notice of Borrowing.

         C. DISBURSEMENT OF FUNDS. All Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make a Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by the Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), the Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Loans available to the Administrative Agent not later than 12:00 Noon (New York time) on the Initial Borrowing Date, in each case in same day funds in Dollars, at the Funding and Payment Office.

         Unless the Administrative Agent shall have been notified by any Lender prior to the Initial Borrowing Date that such Lender does not intend to make available to the Administrative Agent the amount of such Lender's Loans so requested on the Initial Borrowing Date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on the Initial Borrowing Date and the Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to the Borrower a corresponding amount on the Initial Borrowing Date. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the Initial Borrowing Date until the date such amount is paid to the Administrative Agent, at the customary rate set by the Administrative Agent for the correction of errors among banks for three Business Days. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest thereon, for each day from the Initial Borrowing Date until the date such amount is paid to the Administrative Agent, at the rate payable under this Agreement. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder.

         D. NOTES. (i) The Borrower shall duly execute and deliver on the Initial Borrowing Date to each Tranche A Lender (or to the Administrative Agent for that Tranche A

Lender) the Tranche A Notes, each substantially in the form of Exhibit IIA annexed hereto, to evidence that Tranche A Lender's Tranche A Loans in respect of each Aircraft or Spare Engine Pool, in the principal amount of such Tranche A Lender's Tranche A Pro Rata Share of the Maximum Tranche A Loan Amount relating to such Aircraft or Spare Engine Pool and with other appropriate insertions (each a "TRANCHE A NOTE" and collectively, the "TRANCHE A NOTES").

         (ii) The Borrower shall duly execute and deliver on the Initial Borrowing Date to each Tranche B Lender (or to the Administrative Agent for that Tranche B Lender) the Tranche B Notes, each substantially in the form of
Exhibit IIB annexed hereto, to evidence that Tranche B Lender's Tranche B Loans in respect of each Aircraft or Spare Engine Pool, in the principal amount of such Tranche B Lender's Tranche B Pro Rata Share of the Maximum Tranche B Loan Amount relating to such Aircraft or Spare Engine Pool and with other appropriate insertions (each a "TRANCHE B NOTE" and collectively, the "TRANCHE B NOTES" and, together with the Tranche A Notes, the "NOTES").

         E. THE REGISTER. (i) The Administrative Agent shall maintain, at its address referred to in subsection 9.8, a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments and Loans of each Lender from time to time and the Administrative Agent shall record in the Register the Commitments and the Loans from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the Loans of each Lender. Such recordation shall be conclusive and binding on the Borrower and each Lender, absent manifest error; provided, that failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's Obligations in respect of the applicable Loans. The Register shall be available for inspection by the Borrower or by any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (ii) Each Lender shall record on its internal records (including, without limitation, the Notes held by such Lender) the amount of each Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on the Borrower, absent manifest error; provided, that failure to make any such recordation, or any error in such recordation, shall not affect the Borrower's Obligations in respect of the applicable Loans; and provided further, that, in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

        (iii) The Borrower, the Administrative Agent and the Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Loan or Commitment shall be effective in any case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent and recorded in the Register as provided in subsection 9.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

         (iv) The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent solely for purposes of maintaining the Register as provided in this subsection 2.1E, and the Borrower hereby agrees that, to the extent that the Administrative Agent serves in such capacity, the Administrative Agent and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 9.3.

2.2  INTEREST ON THE LOANS.

         A.       RATE OF INTEREST. (i) Subject to the provisions of Sections
2.6 and 2.7, each Loan shall bear interest on the unpaid principal amount thereof from the Initial Borrowing Date through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Adjusted Eurodollar Rate. The applicable Interest Period for determining the rate of interest with respect to the Loans shall be determined in accordance with subsection 2.2B.

         (ii) Subject to the provisions of subsections 2.2D and 2.7, the Loans shall bear interest through maturity at a per annum rate equal to the sum of the Adjusted Eurodollar Rate plus the Applicable Margin.

        (iii) The "TRANCHE A APPLICABLE MARGIN" for each Tranche A Loan shall be 1.75% less the Pricing Reduction, if any, in effect from time to time. The "TRANCHE B APPLICABLE MARGIN" for each Tranche B Loan shall be 2.00%.

         B. INTEREST PERIODS. In connection with each Loan, the interest period ("Interest Period") to be applicable to such Loan shall be three months; provided, that:

         (i) prior to the earlier of July 25, 2000, and the Syndication Date, the Interest Period for each Loan shall be one month, and the first such Interest Period shall commence on the Initial Borrowing Date;

        (ii) each successive Interest Period shall be three months and shall commence on the day on which the next preceding Interest Period expires;

       (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

        (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

         (v) no Interest Period shall extend beyond the Final Maturity Date for the applicable tranche of Loans;

        (vi) no Interest Period shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal of the Loans of the same tranche as such Loan; and

       (vii)      there shall be no more than one Interest Period at any time.

         C. INTEREST PAYMENTS. Subject to the provisions of subsection 2.2D, interest on each Loan shall be payable in arrears on the last day of each Interest Period applicable to that Loan, upon any prepayment of Loans (to the extent accrued on the amount being prepaid) and at maturity (including final maturity).

         D. DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate that is 1% per annum in excess of the sum of the Base Rate as in effect from time to time and the Applicable Margin); provided, that, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective, such Loans shall thereupon bear interest payable upon demand at a rate that is 1% per annum in excess of the sum of the Base Rate as in effect from time to time and the Applicable Margin. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2D is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

         E. COMPUTATION OF INTEREST. Interest on each Loan shall be computed on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan shall be excluded; provided, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3  FEES.

         The Borrower agrees to pay to the Lenders and the Administrative Agent such fees and in such amounts and at such times as have been separately agreed upon in writing among the Borrower and the Administrative Agent.

2.4  REPAYMENTS AND PREPAYMENTS; GENERAL PROVISIONS REGARDING PAYMENTS.

         A. MANDATORY REDUCTION OF COMMITMENTS. The Total Commitment (and the Commitment of each Lender) shall terminate on the earlier of (x) the Initial Borrowing Date, after giving effect to the incurrence of the Loans on such date and (y) April 30, 2000.

         B. SCHEDULED REPAYMENTS OF LOANS. (a) The Borrower shall make the following scheduled payments on the Tranche A Loans on each three month anniversary of April 25, 2000, commencing with the three month anniversary thereof: (i) the first four scheduled principal payments shall be in the amount of $4,950,000; (ii) the next succeeding four scheduled principal payments shall be in the amount of $6,600,000 and (iii) the final twelve scheduled principal payments shall be in the amount $9,900,000; provided, that such scheduled installments of principal of the Tranche A Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Loans in accordance with subsection 2.4C; and provided further, that the Tranche A Loans and all other amounts owed hereunder with respect to the Tranche A Loans shall be paid in full no later than the Final Maturity Date applicable to Tranche A Loans, and the final installment payable by the Borrower in respect of the Tranche A Loans on such date shall be in an amount sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Tranche A Loans. Any payment pursuant to this subsection 2.4B(a) will be applied ratably among the Tranche A Loans relating to all Aircraft and both Spare Engine Pools based on the outstanding principal amount of each such Tranche A Loan as compared to the total outstanding principal amount of all Tranche A Loans. If the date on which any scheduled payment is due falls on a day that is not a Business Day, then such scheduled repayment shall be made on the next succeeding Business Day; provided, that, if any such scheduled repayment would otherwise become due on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such scheduled repayment shall be made on the next preceding Business Day.

         (b) The Borrower shall make the following scheduled payments on the Tranche B Loans on each three month anniversary of April 25, 2000, commencing with the three month anniversary thereof: (i) the first eight scheduled principal payments shall be in the amount of $1,687,500; (ii) the next succeeding four scheduled principal payments shall be in the amount of $3,375,000; (iii) the next succeeding four scheduled principal payments shall be in the amount of $5,062,500; (iv) the next succeeding seven scheduled principal payments shall be in the amount of $6,750,000 and (v) the final scheduled principal payment shall be in the amount of $40,500,000; provided, that such scheduled installments of principal of the Tranche B Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche B Loans in accordance with subsection 2.4C; and provided further, that the Tranche B Loans and all other amounts owed hereunder with respect to the Tranche B Loans shall be paid in full no later than the Final Maturity Date applicable to Tranche B Loans, and the final installment payable by the Borrower in respect of the Tranche B Loans on such date shall be in an amount sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Tranche B Loans. Any payment pursuant to this subsection 2.4B(b) will be applied ratably among the Tranche B Loans relating to all Aircraft and both Spare Engine Pools based on the outstanding principal amount of each such Tranche B Loan as compared to the total outstanding principal amount of all Tranche B Loans. If the date on which any scheduled payment is due falls on a day that is not a Business Day, then such scheduled repayment shall be made on the next succeeding Business Day; provided, that, if any such scheduled repayment would otherwise become due on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such scheduled repayment shall be made on the next preceding Business Day.

         C.       PREPAYMENTS.

         (i) Voluntary Prepayments. The Borrower may, upon not less than three Business Days' prior written or telephonic notice given to the Administrative Agent by 12:00 Noon (New York time) on the date required, and, if given by telephone, promptly confirmed in writing to the Administrative Agent (which original written or telephonic notice the Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay, without premium or penalty, the Loans on any Business Day in whole or in part in an aggregate minimum amount of $5,000,000 and integral multiples of $500,000 in excess of that amount; provided, however, that Loans may only be prepaid on the expiration of the Interest Period applicable thereto. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4C(iii).

        (ii)      Mandatory Prepayments.

         (a) Prepayments and Reductions from Asset Sales. No later than the second Business Day following the date of receipt by the Borrower of Cash Proceeds of any Asset Sale, the Borrower shall prepay, without premium or penalty (other than pursuant to subsection 2.6D), Loans in an amount equal to the Net Cash Proceeds of such Asset Sale. Concurrently with any prepayment of the Loans pursuant to this subsection 2.4C(ii)(a), the Borrower shall deliver to the Administrative Agent an Officers' Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof. In the event that the Borrower shall, at any time after receipt of Cash Proceeds of any Asset Sale requiring a prepayment pursuant to this subsection 2.4C(ii)(a), determine that the prepayments previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4C(ii)(a), the Borrower shall promptly make an additional prepayment of the Loans, as the case may be, in the manner described above in an amount equal to the amount of any such deficit, and the Borrower shall concurrently therewith deliver to the Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit. Any mandatory prepayments pursuant to this subsection 2.4C(ii)(a) shall be applied as specified in subsection 2.4C(iii).

         (b) Prepayments and Reductions Due to Insurance and Condemnation Proceeds. Within 270 days of receipt by the Borrower of any cash payments under any of the casualty insurance policies covering damage to or loss of property maintained pursuant to subsection 5.4 or otherwise resulting from damage to or loss of all or any portion of the Collateral or any other tangible asset (net of actual and documented reasonable costs incurred by the Borrower in connection with adjustment and settlement thereof and in connection with the reinvestment of proceeds permitted hereby, "INSURANCE PROCEEDS") or any proceeds resulting from the taking of assets by the power of eminent domain, condemnation or otherwise (net of actual and documented reasonable costs incurred by Borrower in connection with adjustment and settlement thereof and in connection with the reinvestment of proceeds permitted hereby, "CONDEMNATION PROCEEDS," and collectively with Insurance Proceeds, "PROCEEDS") (other than proceeds applied pursuant to subsection 2.4C(ii)(c)) and so long as at the time of receipt of such proceeds there shall exist no Potential Event of Default or Event of Default, the Borrower may reinvest such Proceeds in property substantially similar to the property so damaged or lost so long as the Administrative Agent receives a first priority perfected security interest in such property pursuant to documentation acceptable to the Administrative Agent, the property is duly leased to Atlas pursuant to the applicable Lease and the Administrative Agent receives all documents and opinions in connection therewith that it may reasonably request, including, without limitation, an opinion from counsel that the Borrower as lessor and the Administrative Agent as the assignee under the Lease are entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to such property. If, 270 days after receipt of any such Proceeds, the Borrower has not reinvested such Proceeds as described above or if at the time of receipt of such proceeds or at the time of reinvestment there shall exist a Potential Event of Default or an Event of Default then the Borrower shall immediately prepay, without premium or penalty (other than pursuant to subsection 2.6D), those Loans relating to the Aircraft or Spare Engine Pool in respect of which such Proceeds were received based on the outstanding principal amount of each Loan as compared to the total outstanding principal amount of all Loans relating to such Aircraft or Spare Engine Pool. Any amount of the Proceeds remaining (a) after prepayment of the Loans described in the immediately preceding sentence and/or (b) after being reinvested in the manner described in the second preceding sentence shall be applied ratably to the prepayment of Loans relating to all of the remaining Aircraft and Spare Engine Pools based on the outstanding principal amount of each such Loan as compared to the total outstanding principal amount of all Loans relating to all of the remaining Aircraft and

Spare Engine Pools. Any such mandatory prepayments shall be applied as specified in subsection 2.4C(iii). Until such time as such proceeds are reinvested or applied to repay Loans, all such proceeds shall be held by the Administrative Agent in a cash collateral account with the Administrative Agent as security for the Obligations pursuant to a cash collateral agreement in form and substance satisfactory to the Administrative Agent and providing that such proceeds may be invested in Cash or Cash Equivalents at the direction of the Borrower with any earnings thereon being for the account of the Borrower.

         (c) Prepayments and Reductions Due to an Event of Loss. Following an Event of Loss with respect to an Aircraft or a Spare Engine, the Borrower shall prepay, without premium or penalty (other than pursuant to subsection 2.6(D)), the outstanding principal amount of Loans relating to the Aircraft or Spare Engine Pool that were the subject of the Event of Loss; provided, that the Borrower shall not be required to make a prepayment pursuant to this subsection 2.4C(ii)(c) in the event that the Borrower receives Insurance Proceeds or Condemnation Proceeds in connection with such Event of Loss so long as at the time of reinvestment there exists no Potential Event of Default or Event of Default, in which case such proceeds may, within 270 days of receipt of any such Proceeds, be reinvested in aircraft or spare engines substantially similar to the Aircraft or Spare Engines that were the subject of the Event of Loss so long as such replacement aircraft or spare engines are duly leased to Atlas pursuant to the applicable Lease or Leases and the Administrative Agent receives all documents and opinions in connection therewith that it may reasonably request, including, without limitation, an opinion from counsel of the Borrower to the extent that the Borrower as lessor and the Administrative Agent as the assignee under the Lease are entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to such property. To the extent that Insurance Proceeds or Condemnation Proceeds received upon the occurrence of an Event of Loss with respect to an Aircraft or Spare Engine are not reinvested in accordance with the preceding sentence, then the Borrower shall prepay, without premium or penalty (other than pursuant to subsection 2.6D), those Loans relating to the Aircraft or Spare Engine Pool in respect of which such Insurance Proceeds or Condemnation Proceeds were received based on the outstanding principal amount of each Loan as compared to the total outstanding principal amount of all Loans relating to such Aircraft or Spare Engine Pool. Any amount of the Proceeds remaining (a) after prepayment of the Loans described in the immediately preceding sentence and/or (b) after being reinvested in the manner described in the second preceding sentence, shall be applied ratably to the prepayment of Loans relating to all of the remaining Aircraft and Spare Engine Pools based on the outstanding principal amount of each such Loan as compared to the total outstanding principal amount of all Loans relating to all of the remaining Aircraft and Spare Engine Pools. Any such mandatory prepayments shall be applied as specified in subsection 2.4C(iii). Until such time as such Proceeds are reinvested in replacement aircraft or spare engines or applied to repay Loans, such proceeds shall be held by the Administrative Agent in a cash collateral account with the Administrative Agent as security for the Obligations pursuant to a cash collateral agreement in form and substance satisfactory to the Administrative Agent and providing that such proceeds may be invested in Cash or

Cash Equivalents at the direction of the Borrower with any earnings thereon being for the account of the Borrower.

         (d) Prepayments under Leases. On any date on which the Borrower receives any prepayments of rent or other amounts pursuant to the terms of any Lease, the Borrower shall prepay, without premium or penalty (other than pursuant to subsection 2.6), the outstanding principal amount of Loans relating to the Aircraft or Spare Engine Pool that is the subject of the Lease pursuant to which such prepayments were made and, to the extent that such payments are in excess of the principal amount of Loans relating to such Aircraft or Spare Engine Pool, such excess proceeds shall be applied to make an additional prepayment of Loans relating to all of the remaining Aircraft and Spare Engine Pools based on the outstanding principal amount of each such Loan as compared to the total outstanding principal amount of all Loans relating to all of the remaining Aircraft and Spare Engine Pools.

       (iii)      Application of Prepayments.

         (a) Application of Voluntary Prepayments by Type of Loans and Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4C(i) shall be applied ratably among the Loans relating to all of the Aircraft and both Spare Engine Pools based on the outstanding principal amount of each such Loan as compared to the total outstanding principal amount of all Loans. All voluntary prepayments of the Loans pursuant to subsection 2.4C(i) shall be applied pro rata to all scheduled amortization payments.

         (b) Application of Mandatory Prepayments of Loans. Any mandatory prepayments of the Loans pursuant to subsection 2.4C(ii) shall be applied ratably among the Loans relating to all of the Aircraft and both Spare Engine Pools based on the outstanding principal amount of each such Loan as compared to the total outstanding principal amount of all Loans; provided, that in the event of a prepayment pursuant to subsection 2.4C(ii)(a) such prepayment shall be applied first to the Loans relating to such Aircraft or Spare Engine Pool that were the subject of the Asset Sale on a pro rata basis based on the outstanding principal amount of each Loan as compared to the total outstanding principal amount of all Loans relating to such Aircraft or Spare Engine Pool and second, ratably among the Loans relating to all other Aircraft and Spare Engine Pools on a pro rata basis based on the outstanding principal amount of the Loan being prepaid as compared to the total outstanding principal amount of all Loans relating to all other Aircraft and Spare Engine Pools. Any mandatory prepayments of the Loans pursuant to subsection 2.4C(ii)(b) or (c) shall be applied to the Loans relating to the particular Aircraft or Spare Engine Pool, retained by the Borrower and/or applied ratably among the Loans relating to all other Aircraft and Spare Engine Pools in accordance with such sections. All mandatory prepayments of the Loans pursuant to subsection 2.4C(ii) shall be applied to scheduled amortization payments in inverse order of maturity.

         D.   GENERAL PROVISIONS REGARDING PAYMENTS.

         (i) Manner and Time of Payment. All payments by the Borrower of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, set-off or counterclaim, free of any restriction or condition, and delivered to the Administrative Agent not later than 12:00 Noon (New York time) on the date due at the Funding and Payment Office for the account of the Lenders. Funds received by the Administrative Agent after that time on such due date shall be deemed to have been paid by the Borrower on the next succeeding Business Day. The Borrower hereby authorizes the Administrative Agent to charge its accounts with the Administrative Agent in order to cause timely payment to be made to the Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

        (ii) Application of Payments to Principal and Interest. All payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of interest before application to principal.

       (iii) Apportionment of Payments. Aggregate principal and interest payments in respect of Tranche A Loans shall be apportioned among all outstanding Tranche A Loans to which such payments relate, in each case proportionately to each Tranche A Lender's respective Tranche A Pro Rate Share. Aggregate principal and interest payments in respect of Tranche B Loans shall be apportioned among all outstanding Tranche B Loans to which such payments relate, in each case proportionately to each Tranche B Lender's respective Tranche B Pro Rata Share. The Administrative Agent shall promptly distribute to each Lender, at its address set forth below its name on the signature page hereof or at such other address as such Lender may request, its Tranche A Pro Rata Share of all such payments received by the Administrative Agent in respect of Tranche A Loans, and its Tranche B Pro Rate Share of all such payments received by the Administrative Agent in respect of Tranche B Loans.

        (iv) Payments on Business Days. Except as otherwise provided herein, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

         (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided, that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of the Borrower hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

2.5  USE OF PROCEEDS.

         A. APPLICATION OF PROCEEDS. The proceeds of the Loans shall be applied solely (I)(x) to consummate the Refinancing and (y) to pay fees and expenses related to the Refinancing and the other transactions contemplated hereby, (II) (x) to finance the Transfers and (y) to pay fees and expenses related to the Transfers and the other transactions contemplated hereby, (III) to pay fees and expenses related to the Atlas Contribution and the other transactions contemplated hereby and (IV) to the extent that there are proceeds remaining after application pursuant to preceding clauses (I), (II) and (III), for general corporate purposes, including the payment of dividends to Atlas permitted hereunder.

         B. MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by the Borrower in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System, or any other regulation of such Board, or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6  SPECIAL PROVISIONS GOVERNING LOANS.

         Notwithstanding any other provisions of this Agreement to the contrary, the following provisions shall govern with respect to Loans as to the matters covered:

         A. DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York time) on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower and to each Lender.

         B. INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that the Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Loans, that, by reason of circumstances affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, the Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and to each Lender of such determination, whereupon (i) no Loans may be incurred until such time as the Administrative Agent notifies the Borrower and the

Lenders that the circumstances giving rise to such notice no longer exist, or until the Borrower, the Administrative Agent and the Lenders agree upon a Substitute Basis in accordance with Section 2.6G and (ii) the rate of interest applicable to any Affected Loans then outstanding shall be determined in accordance with Section 2.6G.

         C. ILLEGALITY OR IMPRACTICABILITY OF LOANS. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with the Borrower and the Administrative Agent) that the making, maintaining or continuation of its Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement that materially and adversely affect the interbank Eurodollar market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to the Borrower and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each other Lender). Thereafter, (a) the obligation of the Affected Lender to make Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) the Affected Lender's obligation to maintain its outstanding Loans (the "AFFECTED LOANS") shall be suspended until such notice shall be withdrawn by the Affected Lender, and (c) the parties shall follow the procedures set forth in Section 2.6G with respect to the Affected Loans so long as, if following such procedures, the maintaining of such Loans is lawful. Notwithstanding the foregoing, to the extent that a determination by an Affected Lender as described above relates to a borrowing then being requested by the Borrower subject to the provisions of subsection 2.6D, the Borrower shall have the option, subject to the provisions of subsection 2.6D, to rescind such borrowing as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to the Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission the Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans in accordance with the terms of this Agreement.

         D. COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. The Borrower shall compensate each Lender, upon written request by such Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or reemployment of such funds) that such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of any Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, (ii) if any prepayment or other principal payment occurs on a date prior to the last day of an Interest Period applicable to such Loan, (iii) if any prepayment of any of its Loans is not made on any date specified in a notice of prepayment given by the Borrower, or (iv) as a consequence of any other default by the Borrower in the repayment of its Loans when required by the terms of this Agreement.

         E. BOOKING OF LOANS. Any Lender may make, carry or transfer Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

         F. ASSUMPTIONS CONCERNING FUNDING OF LOANS. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

         G. SUBSTITUTE BASIS. During the 30 days following the date of any notice given to the Borrower pursuant to subsections 2.6B and 2.6C, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith in order to arrive at a mutually acceptable alternative basis for determining the interest rate from time to time applicable to the affected Loans (the "SUBSTITUTE BASIS"). If, within the 30 days following the date of any such notice to the Borrower, the Administrative Agent, the Lenders and the Borrower shall agree upon a Substitute Basis, such Substitute Basis shall be retroactive to and effective from the first day of the then current Interest Period until and including the last day of such Interest Period. If, after 30 days from the date of such notice, the Lenders and the Borrower shall have failed to agree upon a Substitute Basis, then each Lender shall certify in writing to the Borrower through the Administrative Agent (such certification to be conclusive and binding on all of the parties hereto absent manifest error) the interest rate at which such Lender is prepared to make or maintain its affected Loan for such Interest Period, it being understood that such Lender's interest rate shall be at a rate per annum equal to the sum of the Applicable Margin plus, a rate which adequately and fairly reflects the cost to such Lender of obtaining the funds necessary to maintain its affected Loan for such Interest Period, such interest rate to be retroactive to and effective from the first day of such Interest Period. If no Substitute Basis is established, upon receipt of notice of the interest rates at which the Lenders are prepared to make or maintain their respective affected Loans, the Borrower shall have the right, exercisable upon ten Business Days' prior notice to any Lender through the Administrative Agent,

(A) to continue to borrow Loans at the interest rates so advised by the respective Lenders (as such rates may be modified, from time to time, at the outset of each subsequent Interest Period) or (B) to prepay in full the Affected Loans of any Lender, together with accrued interest thereon at the interest rate certified in writing by such Lender as provided above, whereupon such Affected Loans shall become due and payable on the date specified by the Borrower in such notice. In determining the actual interest rate per annum to be charged on any Loan, the Substitute Basis or the interest rate advised by the respective Lenders to apply to a Loan in accordance with the provisions of this subsection 2.6G shall be increased to the rate per annum obtained by dividing the Substitute Basis or such advised interest rate by a percentage equal to 100% minus the then stated maximum rate of all required reserve requirements under applicable law (including any marginal, emergency, supplemental, special or other reserves) and applicable on the date of determination of such interest rate to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time (or any successor category of liabilities under Regulation D).

2.7  INCREASED COSTS, TAXES; CAPITAL ADEQUACY.

          A. COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of subsection 2.7B, in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

         (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any change in the rate of Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

        (ii) imposes, modifies or holds applicable any reserve (including, without limitation, any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

       (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, the Borrower shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to the Borrower (with a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         B.       WITHHOLDING OF TAXES.

         (i) Payments to Be Free and Clear. All sums payable by the Borrower under this Agreement and the other Loan Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax (excluding, except as provided in subsection 27B(ii)(e), any Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments.

        (ii) Grossing-up of Payments. If the Borrower or any other Person is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by the Borrower to the Administrative Agent or any Lender under any of the Loan Documents:

         (a) the Borrower shall notify the Administrative Agent of any such requirement or any change in any such requirement as soon as the Borrower becomes aware of it;

         (b) the Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on the Borrower) for its own account or (if that liability is imposed on the Administrative Agent or such Lender, as the case may be) on behalf of and in the name of the Administrative Agent or such Lender;

         (c) the sum payable by the Borrower in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, the Administrative

Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made;

         (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, the Borrower shall deliver to the Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; and

         (e) if any amounts are payable in respect of Taxes pursuant to subsection 2.7B(ii)(c), the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the overall net income of such Lender and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to subsection 2.7B(ii)(c), and in respect of any amounts paid to or on behalf of such Lender pursuant to this subsection 2.7B(ii)(e).

       (iii)      Evidence of Exemption from U.S. Withholding Tax.

         (a) Each Lender that is organized under the laws of any jurisdiction other than the United States or any state or other political subdivision thereof (for purposes of this subsection 2.7B(iii), a "NON-U.S. LENDER") shall deliver to the Administrative Agent for transmission to the Borrower, on or prior to the Effective Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it becomes a Lender (in the case of each other Lender that was not a Lender hereunder immediately prior to such assignment or transfer), and at such other times as may be necessary in the determination of the Borrower or the Administrative Agent (each in the reasonable exercise of its discretion), (1) two original copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or any successor forms), properly completed and duly executed by such Lender, certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to any payments to such Lender under any of the Loan Documents or (2) if such Lender is not a "bank" or other Person described in Section 881(c)(3) of the Internal Revenue Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (1) above, a Certificate re Non-Bank Status together with two original copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or any successor form), properly completed and duly executed by such Lender, certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to any payments to such Lender of interest payable under any of the Loan Documents.

         (b) Each Lender required to deliver any forms, certificates or other evidence with respect to United States federal income tax withholding matters pursuant to sub-

section 2.7B(iii)(a) hereby agrees, from time to time after the initial delivery by such Lender of such forms, certificates or other evidence, whenever a lapse in time or change in circumstances renders such forms, certificates or other evidence obsolete or inaccurate in any material respect, such Lender shall (1) deliver to the Administrative Agent for transmission to the Borrower two new original copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to the benefits of any income tax treaty), or a Certificate re Non-Bank Status and two original copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption), as the case may be, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments to such Lender under the Loan Documents or (2) immediately notify the Administrative Agent and the Borrower of its inability to deliver any such forms, certificates or other evidence, in which case such Lender shall not be required to deliver any such forms, certificates or other evidence pursuant to this subsection 2.7B(iii)(b).

         (c) The Borrower shall not be required to pay any additional amount to any Non-U.S. Lender under clause (c) or (e) of subsection 2.7B(ii) if such Lender shall have failed to satisfy the requirements of subsection 2.7B(iii)(a); provided, that if such Lender shall have satisfied such requirements on the Initial Borrowing Date (in the case of each Lender listed on the signature pages hereof) or on the date of the Assignment Agreement pursuant to which it became a Lender (in the case of each other Lender), nothing in this subsection 2.7B(iii)(c) shall relieve the Borrower of its obligation to pay any additional amounts pursuant to clause (c) or (e) of subsection 2.7B(ii) in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender is not subject to withholding as described in subsection 2.7B(iii)(a).

        (iv) If the Borrower pays any additional amount under this subsection 2.7B to a Lender and such Lender determines in its sole discretion that it has actually received or realized in connection therewith any refund or any reduction of, or credit against, its Tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to the Borrower an amount that such Lender shall, in its sole discretion, determine is equal to the net benefit, after tax, that was obtained by the Lender in such year as a consequence of such refund, reduction or credit; provided, however, that (i) any Lender may determine, in its sole discretion consistent with the policies of such Lender, whether to seek a Tax Benefit;
(ii) any Taxes that are imposed on a Lender as a result of a disallowance or reduction (including through the expiration of any tax credit carryover or carryback of such Lender that otherwise would not have expired) of any Tax Benefit with respect to which such Lender has made a payment to the Borrower pursuant to this Section 2.7B(iv) shall be treated as a Tax for which the Borrower is obligated to indemnify such Lender pursuant to this Sec-tion 2.7B(iv) without any exclusions or defenses; and (iii) nothing in this
Section 2.7B(iv) shall require the Lender to disclose any confidential information to the Borrower (including , without limitation, its tax returns).

         C. CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or other obligations hereunder to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within ten Business Days after receipt by the Borrower from such Lender of the statement referred to in the next sentence, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to the Borrower (with a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         D. SUBSTITUTE LENDERS. In the event that the Borrower is required under the provisions of subsection 2.6C or this subsection 2.7 to make payments in a material amount to any Lender or in the event that any Lender fails to lend to the Borrower in accordance with this Agreement, the Borrower may, so long as, no Event of Default or Potential Event of Default shall have occurred and be continuing, elect to terminate such Lender as a party to this Agreement, so long as, concurrently with such termination, (i) the Borrower pays to that Lender all principal, interest and fees and other amounts (including, without limitation, amounts, if any, owed under subsection 2.6C or this subsection 2.7) owed to such Lender through such date of termination, (ii) another financial institution satisfactory to the Borrower and the Administrative Agent (or if the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) agrees, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of the Administrative Agent (or if the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender have been received and approved by the Administrative Agent as of such date.

2.8  OBLIGATION OF LENDERS TO MITIGATE.

         Each Lender agrees that, as promptly as practicable after the officer of such Lender responsible for administering the Loans of such Lender becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender to receive payments under subsection 2.7, it will, to the extent not inconsistent with the internal policies of such Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitment of such Lender or the Affected Loan of such Lender through another lending office of such Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the circumstances that would cause such Lender to be an Affected Lender would cease to exist or the additional amounts that would otherwise be required to be paid to such Lender pursuant to subsection 2.7 would be materially reduced and if, as determined by such Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or the interests of such Lender; provided, that such Lender will not be obligated to utilize such other lending office pursuant to this subsection 2.8 unless the Borrower agrees to pay all incremental expenses incurred by such Lender as a result of utilizing such other lending office as described in clause (i) above. A certificate as to the amount of any such expenses payable by the Borrower pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive absent manifest error.

                                   SECTION 3.

                              CONDITIONS TO LOANS

3.1  CONDITIONS TO LOANS.

         The obligations of the Lenders to make the Loans on the Initial Borrowing Date are subject to prior or concurrent satisfaction of the following conditions:

         A. BORROWER AND ATLAS DOCUMENTS. On or before the Initial Borrowing Date, the Borrower shall deliver or cause to be delivered to the Lenders (or to the Administrative Agent for the Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Effective Date:

         (i) certified copies of the certificate or articles of incorporation of the Borrower and Atlas, together with a good standing certificate from the Secretary of State of the State of Delaware and each other state in which such corporation is qualified as a foreign corporation to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such states, each dated a recent date prior to the Effective Date;

        (ii) copies of the bylaws of the Borrower and of Atlas, certified in each case as of the Effective Date by its corporate secretary or an assistant secretary;

       (iii) resolutions of the Board of Directors of the Borrower and Atlas approving and authorizing the execution, delivery and performance of this Agreement, the other Loan Documents and the Transaction Documents (to the extent that such Person is a party thereto), certified as of the Effective Date by such Person's corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

        (iv) signature and incumbency certificates of the officers of the Borrower and of Atlas executing this Agreement and the other Loan Documents;

         (v) executed originals of this Agreement, the Notes (duly executed in accordance with this Agreement) and the other Loan Documents, including Aircraft Chattel Mortgages with respect to all of the Aircraft and both of the Spare Engine Pools; and

        (vi) such other documents as the Administrative Agent may reasonably request.

         B. AIRCRAFT DOCUMENTS. With respect to each Aircraft or Spare Engine, the following documents shall have been duly authorized, executed and delivered by the respective parties thereto, shall each be reasonably satisfactory in form and substance to the Lenders and the Administrative Agent and shall be in full force and effect, and copies shall have been delivered to the Administrative Agent: all documents, including without limitation, any bills of sale, certificates of transfer and bills of sale on AC Form 8050-2 evidencing the conveyance of title of the Aircraft and Spare Engines from Atlas, AFL, or AFL II, as the case may be, to the Borrower and such other evidence as the Administrative Agent shall request confirming that the Borrower has good and valid title to each Aircraft and Spare Engine and that all registrations and recordings necessary to evidence such title have been made, including, without limitation, all recordings with the FAA to register the Aircraft in the name of the Borrower.

         C. NOTICES OF BORROWING. Prior to the making of the Loans, the Administrative Agent shall have received such Notices of Borrowing as are required by sub-section 2.1B.

         D. NECESSARY CONSENTS. The Borrower shall have obtained all consents necessary or advisable in connection with the transactions contemplated by the Loan Documents and the continued operation of the business of the Borrower, and each of the foregoing shall be in full force and effect and in form and substance satisfactory to the Administrative Agent.

         E. AIRCRAFT CHATTEL MORTGAGES. The Administrative Agent shall have received a copy of a first priority Aircraft Chattel Mortgage relating to each Aircraft and each Spare Engine, duly executed by the Borrower, which Aircraft Chattel Mortgages shall provide a first priority security interest in the Collateral for the benefit of the Lenders, securing all the Obligations, together with:

         (i) executed copies of proper financing statements to be filed under the UCC in all jurisdictions where the Administrative Agent may deem such filing necessary or desirable in order to perfect the security interests created by the Aircraft Chattel Mortgages;

        (ii) evidence of the completion of all recordings and filings with respect to the Collateral that the Administrative Agent may deem necessary or desirable in order to perfect the security interest created by the Aircraft Chattel Mortgages including, without limitation, all filings with the FAA; and

       (iii) evidence that all other actions necessary or, in the reasonable opinion of the Administrative Agent, desirable to establish, preserve and perfect the first priority security interests created by the Aircraft Chattel Mortgages in all Aircraft and Spare Engines have been taken (including all FAA filings).

         F. FAIRNESS OPINION. On or prior to the Initial Borrowing Date, the Borrower shall have delivered or shall have caused to be delivered to the Administrative Agent a fairness opinion from Scott & Stringfellow, Inc., stating that the Transaction is on terms no less favorable to Atlas or the Borrower than those that could have been obtained in an arm's length transaction with unrelated third parties.

         G. FINANCIAL CONDITION CERTIFICATES. Each of the Borrower and Atlas shall have delivered to the Administrative Agent a Financial Condition Certificate dated the Initial Borrowing Date, substantially in the form annexed hereto as Exhibit VIIA and Exhibit VIIB annexed hereto, respectively, with appropriate attachments demonstrating that, after giving effect to the consummation of the financing transactions contemplated hereby, each of the Borrower and Atlas and its Subsidiaries is Solvent.

         H. OPINIONS OF BORROWER'S COUNSEL. Lenders and their respective counsel shall have received (i) one or more favorable written opinions of Cahill Gordon & Reindel, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, dated as of the Initial Borrowing Date and setting forth substantially the matters in the opinions designated in Exhibit IVA annexed hereto and as to such other matters as the Administrative Agent acting on behalf of the Lenders may reasonably request, (ii) an opinion of Cahill Gordon & Reindel regarding
Section 1110 of the Bankruptcy Code, dated the Initial Borrowing Date and setting forth substantially the matters in the opinions designated in Exhibit IVB annexed hereto, (iii) an opinion of Cahill Gordon & Reindel regarding certain bankruptcy matters other than those covered in the opinion referred to in clause (ii) above, dated the Initial Borrowing Date and setting forth substantially the matters in the opinions designated in Exhibit IVC annexed hereto and (iv) an opinion of Cahill Gordon & Reindel regarding certain tax matters, dated the Initial Borrowing Date and setting forth substantially the matters in the opinions designated in Exhibit IVD annexed hereto.

         I. ATLAS CREDIT AGREEMENT; LEASES. The Amended Aircraft Credit Facility and the Leases shall be effective and shall be in form and substance satisfactory to the Administrative Agent and the Lenders so as to allow, according to its terms, the Transaction to be consummated.

         J. OPINIONS OF FAA COUNSEL. The Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of FAA counsel in form and substance satisfactory to the Administrative Agent and its counsel, dated the Initial Borrowing Date, and setting forth substantially the matters in the opinions designated in Exhibit IVE annexed hereto.

         K. FEES. The Borrower shall have paid to the Administrative Agent, for distribution (as appropriate) to the Administrative Agent and the Lenders, the fees payable on the Initial Borrowing Date referred to in subsection 2.3.

         L. FINANCIAL STATEMENTS. On or before the Initial Borrowing Date, the Administrative Agent shall have received from the Borrower (i) an audited consolidated and consolidating balance sheet of Atlas and its Subsidiaries as at December 31, 1999, and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Atlas and its Subsidiaries for such fiscal year, accompanied by an opinion of a nationally recognized firm of independent public accountants and (ii) the Projections, which financial statements and Projections shall be in form and substance reasonably satisfactory to the Administrative Agent.

         M. EVIDENCE OF INSURANCE. The Borrower shall have delivered to the Administrative Agent certificates of insurance naming the Administrative Agent on behalf of the Administrative Agent and the Lenders as loss payee under the casualty insurance policies and the Administrative Agent and the Lenders as additional insured under the liability policies of the Borrower and a broker's report from the Borrower's insurance broker evidencing compliance with the requirements of each Aircraft Chattel Mortgage, all as required pursuant to subsection 5.4 hereof or pursuant to the Collateral Documents. All such certificates of insurance shall contain such endorsements as are reasonably required by the Administrative Agent.

         N. NO MATERIAL ADVERSE EFFECT. Since December 31, 1999, no Material Adverse Effect (in the reasonable opinion of the Administrative Agent) shall have occurred.

         O. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF AGREEMENTS. On the Initial Borrowing Date, (i) there shall exist no Potential Event of Default or Event of Default and (ii) all representations and warranties in Section 4 hereof are true, correct and complete in all material respects on and as of the Initial Borrowing Date to the same extent as though made on and as of that date and the Borrower shall have performed in all material respects all agreements and satisfied all conditions that this Agreement provides shall be performed or satisfied by it on or before the Initial Borrowing Date except as otherwise disclosed to and agreed to in writing by the Administrative Agent and Requisite Lenders, and the Borrower shall have delivered to the Administrative Agent an Officer's Certificate, in form and substance satisfactory to the Administrative Agent, to that effect.

         P. COMPLIANCE CERTIFICATE. The Borrower shall have delivered to the Administrative Agent a Compliance Certificate dated the Initial Borrowing Date, substantially in the form annexed hereto as Exhibit III.

         Q. TRANSACTION; REFINANCING. On or prior to the Initial Borrowing Date, the following shall have occurred: (i) Atlas shall have contributed to the Borrower, in exchange for equity interests in the Borrower, the sum of $12,783,142, together with the Atlas Aircraft and each of the Atlas Spare Engines, and the Borrower shall, concurrently with such contribution, pay the sum of $29,705,684 to the holders of the Atlas Equipment Obligations (collectively, the "ATLAS CONTRIBUTION"); (ii) AFL shall have contributed to the Borrower, in exchange for equity interests in the Borrower, each of the AFL Aircraft, subject to the AFL Equipment Obligations (the "AFL CONTRIBUTION");
(iii) AFL II shall have contributed to the Borrower, in exchange for equity interests in the Borrower, each of the AFL II Aircraft and each of the AFL II Spare Engines, in each case subject to the AFL II Equipment Obligations (the "AFL II CONTRIBUTION" and, together with the AFL Contribution, the "TRANSFERS"); (iv) the Borrower shall have leased each of the Aircraft to Atlas via the Aircraft Leases; (v) the Borrower shall have leased all of the AFL II Spare Engines to Atlas via the CF6-50E2 Spare Engine Lease; (vi) the Borrower shall have leased all of the Atlas Spare Engines to the Borrower via the CF6-80C2 Spare Engine Lease; (vii) all Equipment Obligations shall have been indefeasibly repaid in full from, among other sources, the proceeds of the borrowing hereunder and (viii) all security interests and Liens encumbering the Aircraft or any part thereof or the Spare Engines or any other assets of the Borrower shall have been terminated and released (the actions taken in clauses
(vii) and (viii) collectively, the "REFINANCING," and the actions taken in clauses (i) through (viii) together with the incurrence of Loans hereunder collectively, the "TRANSACTION"). The Lenders shall have received true and correct copies of all of the Transaction Documents, including, without limitation, all documentation entered into in connection with the Atlas Contribution, the Transfers and the Leases, which Leases shall be substantially in the form of Exhibit VIIIA or Exhibit VIIIB annexed hereto, as appropriate, and all terms and conditions thereof shall be satisfactory to the Administrative Agent (including, with respect to the Leases, their terms, rental schedules, covenants, events of default and remedies). All of the Transaction Documents shall have been duly executed and delivered by all parties thereto, and shall be in full force and effect. Each of the conditions precedent to the consummation of the Transaction set forth in the Transaction Documents shall have been satisfied or waived, all to the satisfaction of the Administrative Agent, and on or prior to the Initial Borrowing Date, the Transaction shall have been consummated in accordance with the Transaction Documents and all applicable laws, rules and regulations.

         R. COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Administrative Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

         S. APPRAISALS. The Borrower shall have delivered to the Administrative Agent appraisals from two Approved Appraisers, in form and substance satisfactory to the Lenders, which appraisals shall demonstrate to the Lenders' satisfaction that the ratio of the Total Commitment to the aggregate Appraised Value of the Aircraft and the Spare Engines does not exceed 65% and that the terms of each of the Leases, including, without limitation, rental rates, economic life and residual value, are at fair market value.

         T. FAA CERTIFICATION AND TITLE. The Administrative Agent shall have received evidence satisfactory to it to the effect that Atlas is an air carrier certificated under Sections 401 and 604(b) of the Federal Aviation Act and with respect to each Aircraft, the Administrative Agent shall have received evidence that (i) each of the Aircraft has been registered with and duly certified by the FAA as to type and airworthiness in the name of the Borrower and the Administrative Agent has received a copy of such certification and evidence satisfactory to the Lenders that each Engine and each Spare Engine is being maintained in accordance with an FAA-approved or substantially similar program and (ii) the Borrower shall have good and marketable title to and a valid ownership interest in the Collateral, including the Aircraft and each Spare Engine, free and clear of all Liens other than Liens permitted by subsection 6.2.

         U. BANKRUPTCY-REMOTE SUBSIDIARY. The Administrative Agent and the Lenders shall be satisfied that the Borrower is a bankruptcy-remote Subsidiary of Atlas and that the certificate of incorporation contains provisions under which the Borrower may not commence a voluntary bankruptcy proceeding without the affirmative vote of all directors.

                                   SECTION 4.

                   BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Agreement and to make the Loans, the Borrower represents and warrants to each Lender, after giving effect to the Transaction consummated on the Initial Borrowing Date, that the following statements are true, correct and complete:

4.1  ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND
     SUBSIDIARIES.

         A. ORGANIZATION AND POWERS. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and to carry out the transactions contemplated thereby and by the Transaction Documents.

         B. QUALIFICATION AND GOOD STANDING. The Borrower is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

         C.       SUBSIDIARIES.  The Borrower has no Subsidiaries.

         D. COLLATERAL DOCUMENTS. The security interests created in favor of the Administrative Agent under the Collateral Documents will at all times from and after the Initial Borrowing Date constitute, as security for the obligations purported to be secured thereby, a legal, valid and enforceable first priority perfected security interest in and a Lien on all of the Collateral referred to therein in favor of the Administrative Agent for the benefit of the Lenders, perfected and prior to the rights of all third persons in accordance with the requirements of all applicable Collateral Documents. The Borrower has good and marketable title to its Collateral, and all such Collateral is free and clear of all Liens except for Liens permitted by subsection 6.2. No consents, filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests purported to be created by any of the Collateral Documents, other than such as have been obtained and which remain in full force and effect and Uniform Commercial Code financing statements to be filed, or delivered to the Administrative Agent for filing, on the Initial Borrowing Date and periodic Uniform Commercial Code continuation filings or as is specifically otherwise permitted by the terms of any applicable Collateral Document.

4.2  AUTHORIZATION OF BORROWING, ETC.

         A. AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents and the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Borrower.

         B. NO CONFLICT. The execution, delivery and performance by the Borrower of the Loan Documents and the Transaction Documents and the consummation of the Transaction and the transactions contemplated by the Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government binding on the Borrower, (ii) conflict with in any material respect, result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any material Contractual Obligation of the Borrower, including, without limitation, the Pass Through Trust Documents, the Senior Note Documents and the Amended Aircraft Credit Facility, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower (other than any Liens created under any of the Loan Documents in favor of the Administrative Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower, except for such approvals or consents as will be obtained on or before the Initial Borrowing Date, are disclosed in writing to the Lenders and have terms and conditions that are acceptable to the Administrative Agent and the Lenders.

         C. GOVERNMENTAL CONSENTS. The execution, delivery and performance by the Borrower of the Loan Documents and the Transaction Documents and the consummation of the Transaction and the transactions contemplated by the Transaction Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body that has not been obtained or made on or prior to the date required to be obtained or made.

         D. BINDING OBLIGATION. Each of the Loan Documents and the Transaction Documents has been duly executed and delivered by the Borrower and is the legally valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

4.3  FINANCIAL CONDITION.

         A. The Borrower has heretofore delivered to the Lenders the following financial statements and information: (i) the audited consolidated and consolidating balance sheets of Atlas and its Subsidiaries as at December 31, 1999, and the related consolidated and consolidating statements of income, stockholders' equity and cash flows of Atlas and its Subsidiaries for such fiscal year and (ii) the Projections. All such statements were prepared in conformity with GAAP and fairly present the financial position (on a consolidated, and, where applicable, consolidating basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of the entities described therein for each of the periods then ended. Atlas does not have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Atlas or any of its Subsidiaries.

         B. Except as fully disclosed in the financial statements delivered pursuant to Section 4.3A, there were, as of the Effective Date, no liabilities or obligations with respect to Atlas and its Subsidiaries or to the Borrower of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) that, either individually or in aggregate, could reasonably be expected to be material to Atlas and its Subsidiaries taken as a whole but excluding the Borrower, or to the Borrower on a stand-alone basis. As of the Effective Date, neither Atlas nor the Borrower knows of any basis for the assertion against it or, in the case of Atlas, against it or its Subsidiaries, of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 4.3A that, either individually or in the aggregate, could reasonably be expected to be material to Atlas and its Subsidiaries taken as a whole but excluding the Borrower, or to the Borrower on a stand-alone basis.

4.4  NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR PAYMENTS.

         (i) Since December 31, 1999, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

        (ii) Since December 31, 1999, the Borrower has not directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so, except as permitted by subsection 6.5.

4.5  TITLE TO PROPERTIES, LIENS.

         A. The Borrower has good, sufficient and legal title to all of its properties and assets, including without limitation, all Aircraft and Spare Engines. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

         B. Each Aircraft has a current and valid airworthiness certificate issued by the FAA pursuant to the Federal Aviation Act in effect and is in such condition as may be necessary to enable the airworthiness certificate to be maintained in good standing. Each En-gine and Spare Engine has a rated takeoff horsepower greater than 750 horsepower or the equivalent of such horsepower. Each Aircraft is registered with the FAA in the name of the Borrower and Atlas has authority to operate such Aircraft.

4.6  LITIGATION, ADVERSE FACTS.

         There are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of the Borrower) at law or in equity or in admiralty or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any property of the Borrower or with respect to the Transaction that could reasonably be expected to result in a Material Adverse Effect. The Borrower is not (i) in violation of any applicable laws that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (ii) subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

4.7  PAYMENT OF TAXES.

         Except to the extent permitted by subsection 5.3, all tax returns and reports of the Borrower required to be filed by it have been timely filed, and all taxes, assessments, fees and other governmental charges upon the Borrower and upon its respective properties, assets, income, businesses and franchises that are due and payable have been paid when due and payable. The Borrower does not know of any proposed tax assessment against it that is not being actively contested by it in good faith and by appropriate proceedings; provided, that such reserves or other appropriate provisions, if any, for liabilities for taxes as shall be required in conformity with GAAP shall have been made or provided for in the financial statements of the Borrower. There are no agreements with respect to taxes or waiver extending any statute of limitations relating to the payment or correction of taxes between the Borrower and any tax agency or authority.

4.8  PERFORMANCE OF AGREEMENTS.

         The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

4.9  GOVERNMENTAL REGULATION.

         The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation that may limit its ability to incur Indebtedness or that may otherwise render all or any portion of the Obligations unenforceable.

4.10 SECURITIES ACTIVITIES.

         A. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

         B. No part of the proceeds of any Loan will be used (or has been used) to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

4.11 COMPLIANCE WITH ERISA.

         The Borrower has no qualified retirement plans under Section 401(k) of the Internal Revenue Code nor medical benefit plans. The Borrower has never sponsored, maintained, contributed to (or had an obligation to contribute to) any Employee Benefit Plans.

4.12 CERTAIN FEES.

         No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and the Borrower hereby indemnifies the Lenders against, and agrees that it will hold the Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

4.13 ENVIRONMENTAL PROTECTION.

         A. All facilities and operations of the Borrower are, and have been to the best of the Borrower's knowledge, in compliance in all material respects with all applicable Environmental Laws.

         B. There are no, and have been no, conditions, occurrences, or Hazardous Materials Activity, (a) arising at any facilities owned or operated by the Borrower or (b) arising in connection with the operations of the Borrower (including the transportation of Hazard-ous Materials), which conditions, occurrences or Hazardous Materials Activity could reasonably be expected to form the basis of an Environmental Claim against the Borrower and that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         C. To the best of the Borrower's knowledge, there are no pending or threatened Environmental Claims against the Borrower, and the Borrower has received no written notices, inquiries, or requests for information with respect to any Environmental Claims.

4.14 EMPLOYEE MATTERS.

         There is no strike or work stoppage in existence or, to the Borrower's knowledge threatened, involving the Borrower that could reasonably be expected to have a Material Adverse Effect.

4.15 SOLVENCY.

         The Borrower is and, upon the incurrence of any Obligations by the Borrower on any date on which this representation is made, will be, Solvent.

4.16 DISCLOSURE.

         No representation or warranty of the Borrower contained in any Loan Document, any Transaction Document or in any other document, certificate or written statement furnished to the Lenders by or on behalf of the Borrower for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. The Projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made, it being recognized by the Lenders that the Projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by the Projections may differ from the projected results. There are no facts known (or which should, upon the reasonable exercise of diligence, be known) to the Borrower (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

4.17 SECTION 1110.

         (i) The Borrower, as Lessor under the Leases, is entitled to the protection of Section 1110 of the Bankruptcy Code with respect to each Aircraft and Spare Engine in the event of a case under Chapter 11 of the Bankruptcy Code in which the Lessee is a debtor.

        (ii) The Administrative Agent will be entitled to the protection of Section 1110 of the Bankruptcy Code with respect to each Aircraft and Spare Engine in the event of a case under Chapter 11 of the Bankruptcy Code in which the Lessee is a debtor upon the exercise of the Administrative Agent's remedies under each Aircraft Chattel Mortgage.

       (iii) All assumptions made by the appraisers with respect to the Aircraft and Spare Engines in the appraisals delivered to the Administrative Agent that would affect any Approved Appraiser's determinations as set forth in such appraisal shall be true and correct as of the Initial Borrowing Date with respect to each Aircraft and Spare Engine.

4.18 SPECIAL PURPOSE CORPORATION.

         The Borrower was formed solely for the purpose of effecting the Transaction, and except in connection therewith (and as contemplated by this Agreement) has no assets or liabilities.

4.19 TRANSACTION.

         The Transaction has been consummated in accordance with applicable law and the Transaction Documents.

4.20 REPRESENTATIONS AND WARRANTIES IN DOCUMENTS.

         All representations and warranties of the Borrower set forth in the Loan Documents and the Transaction Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

4.21 LEASES.

         The Leases are in full force and effect and are leases for U.S. federal income tax purposes of the Lessor and the Lessee thereunder.

                                   SECTION 5.

                        BORROWER'S AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations, unless Requisite Lenders shall otherwise give prior written consent, the Borrower shall perform all covenants in this
Section 5.

5.1  FINANCIAL STATEMENTS AND OTHER REPORTS.

         The Borrower will maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. The Borrower will deliver to the Administrative Agent and the Lenders:

         (i) Quarterly Financials: as soon as available, and in any event within 45 days after the end of each fiscal quarter of each Fiscal Year, the balance sheet of the Borrower as at the end of such fiscal quarter and the related statements of income, stockholders' equity and cash flows of the Borrower for such fiscal quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, if applicable, in reasonable detail and certified by the chief financial officer of the Borrower that they fairly present the financial condition of the Borrower as at the dates indicated and the results of its operations and its cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;

        (ii) Year-End Financials: as soon as available, and in any event within 90 days after the end of each Fiscal Year, (a) the balance sheet of the Borrower as at the end of such Fiscal Year and the related statements of income, stockholders' equity and cash flows of the Borrower for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, if applicable, in reasonable detail and certified by the chief financial officer of the Borrower that they fairly present the financial condition of the Borrower as at the dates indicated and the results of its operations and its cash flows for the periods indicated, and (b) in the case of such financial statements, a report thereon of independent certified public accountants of recognized national standing selected by the Borrower and satisfactory to the Administrative Agent, which report shall be unqualified, shall express no doubts about the ability of the Borrower to continue as a going concern, and shall state that such financial statements fairly present the financial position of the Borrower as at the dates indicated and the results of its operations and its cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in con-nection with such financial statements has been made in accordance with generally accepted auditing standards;

       (iii) Officers' and Compliance Certificates: together with each delivery of financial statements of the Borrower pursuant to subdivisions (i) and (ii) above after the Effective Date, (a) an Officers' Certificate of the Borrower stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking and proposes to take with respect thereto; and (b) a Compliance Certificate demonstrating, in reasonable detail, compliance during and at the end of the applicable quarterly and annual accounting periods with the restrictions contained in Section 6;

        (iv) Notices under Leases: within 3 Business Days, all notices and other information or documents delivered or received under any of the Leases by the Lessor pursuant to Section 19 of the Leases, including, without limitation, all additional financial statements and reports delivered pursuant to Section 6(a) of the Leases;

         (v) Accountants' Certification: together with each delivery of financial statements of the Borrower pursuant to subdivision (ii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided, that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iii) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of subdivision (iii) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

        (vi) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to the Borrower by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of the Borrower made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

       (vii) Events of Default, etc.: promptly upon any officer of the Borrower obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to the Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to the Borrower or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 7.2, or (c) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action the Borrower has taken, is taking and proposes to take with respect thereto;

      (viii) Litigation or Other Proceedings: (a) promptly upon any officer of the Borrower obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting the Borrower or any property of the Borrower (collectively, "PROCEEDINGS") not previously disclosed in writing by the Borrower to the Lenders or (Y) any material development in any Proceeding that, in any case:

         (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or

         (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

written notice thereof, together with such other information as may be reasonably available to the Borrower to enable the Lenders and their counsel to evaluate such matters; and (b) within twenty days after the end of each fiscal quarter of the Borrower, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, the Borrower equal to or greater than $1,000,000 and, promptly after request by the Administrative Agent, such other information as may be reasonably requested by the Administrative Agent to enable the Administrative Agent and its counsel to evaluate any of such Proceedings;

        (ix) Insurance: as soon as practicable, and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to the Administrative Agent outlining all material insurance coverage maintained as of the date of such report by the Borrower and all material insurance coverage planned to be maintained by the Borrower in the immediately succeeding Fiscal Year;

         (x) Environmental Audits and Reports: as soon as practicable following receipt thereof, copies of all environmental audits and reports, whether prepared by personnel of the Borrower or by independent consultants, with respect to significant environmental matters or that relate to an Environmental Claim that could result in a Material Adverse Effect;

        (xi) Pricing Certificate: in the event that the Borrower believes that it is entitled to a Pricing Reduction, copies of the most recent rating reports pertaining to the Borrower from each of Moody's and S&P, together with a certificate setting forth the calculations necessary to demonstrate the Borrower's entitlement to a Pricing Reduction;

       (xii) Other Information: with reasonable promptness, such other information and data with respect to the Borrower or Atlas, as the case may be, as from time to time may be reasonably requested by any Lender.

5.2  CORPORATE EXISTENCE.

         The Borrower will at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business. The Borrower will at all times maintain its corporate existence as a United States Citizen.

5.3  PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.

         A. The Borrower will pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty, fine or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty, fine or interest shall be incurred or any Lien created with respect thereto; provided, that no such charge or claim need be paid if being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, with respect to any liability for taxes, as shall be required in conformity with GAAP shall have been made therefor in the financial statements of the Borrower.

         B. The Borrower will not file or consent to the filing of any consolidated federal income tax return with any Person other than the affiliated group of which Atlas is the parent corporation.

5.4  MAINTENANCE OF PROPERTIES; INSURANCE.

         The Borrower will maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of the Borrower and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. The Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business against loss or damage (including, without limitation, flood insurance, if necessary or advisable) of the kinds customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, and the Borrower will, with respect to each Aircraft and Spare Engine, maintain the insurance specified in the Aircraft Chattel Mortgage with respect to such Aircraft or Spare Engine.

5.5  INSPECTION; LENDER MEETING.

         The Borrower will permit any authorized representatives designated by any Lender to visit and inspect any of the properties of the Borrower, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided, that the Borrower may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested, provided, so long as no Event of Default has occurred and is continuing, that such inspection is not disruptive to the Borrower's business, as reasonably determined by the Borrower. Without in any way limiting the foregoing, the Borrower will, upon the request of the Administrative Agent or Requisite Lenders, participate in a meeting of the Administrative Agent and Lenders once during each Fiscal Year to be held at the Borrower's corporate offices (or such other location as may be agreed to by the Borrower and the Administrative Agent) at such time as may be agreed to by the Borrower and the Administrative Agent.

5.6  COMPLIANCE WITH LAWS, ETC.

         The Borrower will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including, without limitation, Environmental Laws), noncompliance with which could reasonably be expected to cause a Material Adverse Effect. The Borrower shall not conduct, and shall not permit the conduct of, any Hazardous Materials Activity at any location that could reasonably be expected to form the basis of an Environmental Claim against the Borrower and that could reasonably be expected to have a Material Adverse Effect.

5.7  ENVIRONMENTAL INDEMNITY.

         The Borrower agrees to indemnify, defend, and hold harmless the Administrative Agent and the Lenders, and the officers, directors, employees, agents and affiliates of the Administrative Agent and the Lenders from and against any and all losses, claims, liabilities or expenses arising in connection with Environmental Claims against the Borrower or with any Hazardous Materials Activity.

5.8  BORROWER'S REMEDIAL ACTION REGARDING HAZARDOUS MATERIALS.

         The Borrower will promptly take any and all necessary remedial action in connection with the presence, storage, use, disposal, transportation or Release of any Hazardous Materials on, under or about any facility in order to comply with all applicable Environmental Laws and Governmental Authorizations. In the event that the Borrower undertakes any remedial action with respect to any Hazardous Materials on, under or about any such facility, the Borrower will conduct and complete such remedial action in compliance with all applicable Environmental Laws, and in accordance with the policies, orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, the Borrower's liability for such presence, storage, use, disposal, transportation or Release of any such Hazardous Materials is being contested in good faith by the Borrower. Notwithstanding anything to the contrary contained in the Transaction Documents, the Borrower or Lessee may engage in the transportation of Hazardous Materials in the ordinary course of business so long as such is conducted in compliance with all applicable Environmental Laws and all other applicable laws, policies, orders, regulations and directives.

5.9  MAINTENANCE CONTRACTS.

         The Borrower shall maintain or shall cause to be maintained a maintenance program with respect to the Aircraft and Spare Engines approved by the FAA.

5.10 EMPLOYEE BENEFIT PLANS.

         The Borrower will not establish, contribute to (or have an obligation to contribute to) or permit to be established any Employee Benefit Plans for the Borrower or any of its employees.

5.11 FURTHER ASSURANCES.

         At any time or from time to time upon the request of the Administrative Agent, the Borrower will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of the Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement, the Notes and the other Loan Documents.

5.12 PERFORMANCE OF OBLIGATIONS.

         The Borrower will perform all of its obligations under the terms of each Lease, Collateral Document and Loan Document, contract or instrument by which it is bound.

5.13 CORPORATE SEPARATENESS.

         The Borrower will take all such action as is necessary to keep its operations separate and apart from those of Atlas or any of its Affiliates, including, without limitation, ensuring that all customary corporate formalities, including the maintenance of separate corporate records and documents and holding regular meetings, are followed. Any financial statements distributed to any creditors of the Borrower shall clearly establish the corporate separateness of the Borrower from Atlas and each of Atlas's other Subsidiaries. The Borrower shall not take any action or conduct its affairs in a manner that is likely to result in the corporate existence of the Borrower on the one hand and of Atlas or any Subsidiary of Atlas on the other hand being disregarded, or in the assets and liabilities of Atlas or any Subsidiary of Atlas being substantively consolidated with those of the Borrower in a bankruptcy, reorganization or other insolvency proceeding. The Borrower shall have at all times at least one Independent Director who shall be satisfactory to the Administrative Agent. The Borrower shall maintain its principal executive office separate from Atlas or any of its Affiliates, which may be subleased from Atlas on an arm's-length basis or maintained as provided in the Service Agreement.

         The Borrower shall pay out of its own funds fees for its directors and salaries of its officers and employees, and shall promptly reimburse any Affiliate for any services provided to the Borrower by such Affiliate; provided, however, that Atlas may advance funds on behalf of the Borrower to pay for the expenses of its organization and funding. All such advances shall be duly and properly recorded and promptly repaid as intercompany advances. The Borrower shall not commingle any of its funds or other assets with the funds or assets of any other entity or person. The Borrower will maintain separate bank accounts in its own name.

         The assets of the Borrower shall be separately identified and segregated. All of the Borrower's assets shall at all times be held by or on behalf of the Borrower, and, if held on behalf of the Borrower by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by the Borrower. In no event shall any of the Borrower's assets be held by Atlas or by any other Affiliate. The Borrower shall pay from its assets all obligations and indebtedness of any kind incurred by the Borrower, and shall not pay from its assets any obligations or indebtedness of any other entity or person. The liabilities of the Borrower will be separately managed from those of any Affiliate, and all liabilities, including all administrative expenses, shall be paid from its own separate assets; provided, however, that the Borrower will be included, to the extent permitted by law, in the affiliated group of corporations of which Atlas is the "common parent" for federal income tax returns filed for such affiliated group by Atlas.

                                   SECTION 6.

                          BORROWER'S NEGATIVE COVENANTS

                  The Borrower covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations, unless Requisite Lenders shall otherwise give prior written consent, the Borrower shall perform all covenants in this Section 6.

6.1      INDEBTEDNESS.

                  The Borrower shall not, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except that the Borrower may become and remain liable with respect to the Obligations.

6.2      LIENS AND RELATED MATTERS.

                  A. PROHIBITION ON LIENS. The Borrower shall not, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of the Borrower, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, except for Permitted Encumbrances.

                  B. NO NEGATIVE PLEDGES. The Borrower shall not enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

6.3      INVESTMENTS; JOINT VENTURES.

                  The Borrower shall not, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except that the Borrower may make and own Investments in Cash Equivalents.

6.4      CONTINGENT OBLIGATIONS.

                  The Borrower shall not, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation.

6.5      RESTRICTED JUNIOR PAYMENTS.

                  The Borrower shall not, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided, that the Borrower may make payments pursuant to the Service Agreement in an aggregate annual amount not to exceed $200,000 per annum; and provided further, that, so long as no Event of Default or Potential Event of Default has occurred and is continuing, or would result therefrom, within five Business Days of any payment made under any of the Leases by Atlas to the Borrower, to the extent that such payment is in excess of amounts owing to the Lenders under the Loan Documents, the Borrower may distribute such excess amounts to Atlas as a dividend, to the extent that the Borrower, after giving effect to such dividend, has no other liabilities and maintains a reserve of Cash or Cash Equivalents adequate to fund all expenses of the Borrower (exclusive of payments under the Loan Documents) to be incurred during the next four quarters following such dividend.

6.6 RESTRICTION ON FUNDAMENTAL CHANGES, ASSET SALES, ACQUISITIONS, NEW SUBSIDIARIES.

                  The Borrower shall not enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or any portion of the business, property or assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person or establish any Subsidiary, except that the Borrower may (i) effect the Transaction on or prior to the Initial Borrowing Date, (ii) sell no more than one Aircraft, provided that (x) the net proceeds of any such sale shall be in an amount at least equal to the outstanding principal amount of all Loans and other Obligations relating to such Aircraft and (y) the entire amount of the proceeds of such asset sale are promptly applied in accordance with Section 2.4C(ii)(a) of this Agreement and (iii) sell, lease or dispose of assets so long as such transaction is effected in accordance with Section 4(d) or 4(e) of the Aircraft Chattel Mortgages or Section 9.21 of this Agreement.

6.7      AMENDMENTS OF MATERIAL AGREEMENTS.

                  The Borrower shall not permit (i) its certificate of incorporation or bylaws to be amended or otherwise modified in any manner or
(ii) any Lease to be amended or otherwise modified in any manner (other than any amendment or modification which may be required to give effect to any transaction permitted by Section 6.6(ii) or Section 9.21 of this Agreement).

6.8      RESTRICTION ON LEASES.

                  The Borrower shall not become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any lease, whether such lease be an Operating Lease or a Capital Lease.

6.9      TRANSACTION WITH SHAREHOLDERS AND AFFILIATES.

                  The Borrower shall not, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with Atlas or with any other Affiliate of the Borrower; provided, that the foregoing restriction shall not apply to (i) reasonable and customary fees paid to and indemnification of members of the Board of Directors of the Borrower, (ii) reasonable and customary salaries, bonuses and other compensation paid to and indemnification of employees of the Borrower, (iii) the Transaction and (iv) the Service Agreement providing for the rendering of accounting, administration and office services by Atlas to the Borrower on terms consistent with the terms of similar agreements between unrelated parties, in an aggregate amount not to exceed $200,000 per annum.

6.10     CONDUCT OF BUSINESS.

                  (a) From and after the Initial Borrowing Date, the Borrower shall not engage in any business other than in connection with owning the Aircraft and Spare Engines or any replacement aircraft and spare engines and leasing of the Aircraft and Spare Engines or any replacement aircraft and spare engines to Atlas, and will have no material assets (other than Cash, Cash Equivalents, the Aircraft and Spare Engines or any replacement aircraft and spare engines, and the Leases) or liabilities (other than the Loans and other liabilities that are expressly permitted hereunder); provided, however, that replacement aircraft and spare engines may be substituted for Aircraft and Spare Engines only in accordance with the applicable Aircraft Chattel Mortgage.

                  (b) The Borrower shall not take any action or enter into any transaction that requires the approval of the Independent Director without the consent of the Independent Director.

                                   SECTION 7.

                                EVENTS OF DEFAULT

                  If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

7.1      FAILURE TO MAKE PAYMENTS WHEN DUE.

                  Failure by the Borrower to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or failure by the Borrower to pay any interest on any Loan or any fee or any other amount due under this Agreement within five days after the date due; or

7.2      DEFAULT UNDER LEASE.

                  Any Lease shall at any time be terminated (other than by its terms) or cease to be in full force and effect (other than by its terms), or there shall exist a Default or a Lease Event of Default under, and as defined in, any of the Leases; or

7.3      BREACH OF CERTAIN COVENANTS.

                  Failure of the Borrower to perform or comply in any material respect with any term or condition contained in subsections 2.5, 5.1(vii), 5.2, 5.13, 6.1, 6.2, 6.5, 6.6, 6.7 or 6.10 of this Agreement or in clauses (i) and
(ii) of Section 4(c), Section 4(d) or Section 4(g) of any Aircraft Chattel Mortgage; or

7.4      BREACH OF WARRANTY.

                  Any representation, warranty, certification or other statement made by Atlas or the Borrower in any Loan Document or in any Transaction Document or in any statement or certificate at any time given by Atlas or the Borrower in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

7.5      OTHER DEFAULTS UNDER LOAN DOCUMENTS.

                  The Borrower shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 7, and such default shall not have been remedied or waived within 15 days after the earlier of (a) an officer of the Borrower becoming aware of such default or (b) receipt by the Borrower of notice from the Administrative Agent or any Lender of such default; or

7.6      INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

                  (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Bor-rower under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of the Borrower for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Borrower, and any such event described in this clause
(ii) shall continue for 60 days unless dismissed, bonded or discharged; or

7.7      VOLUNTARY BANKRUPTCY, APPOINTMENT OF RECEIVER, ETC.

                  (i) The Borrower shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the Borrower shall make any assignment for the benefit of creditors; or (ii) the Borrower shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of the Borrower (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

7.8      JUDGMENTS AND ATTACHMENTS.

                  Any money judgment, writ or warrant of attachment or similar process (not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against the Borrower or any of its assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

7.9      DISSOLUTION.

                  Any order, judgment or decree shall be entered against the Borrower decreeing the dissolution or split up of the Borrower and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

7.10     CHANGE IN CONTROL.

                  Atlas shall cease to own beneficially and to control all of the issued and outstanding shares of capital stock of the Borrower; or

7.11     FAILURE OF SECURITY.

                  Any Collateral Document shall, at any time, cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or the validity or enforceability thereof shall be contested in writing by the Borrower, or the Administrative Agent shall not have or shall cease to have a valid security interest in any Collateral purported to be covered thereby, perfected and with the priority required by the relevant Collateral Document, for any reason, subject only to Liens permitted under the applicable Collateral Documents or the Borrower, as lessor under a Lease or the Administrative Agent, as assignee of the Borrower's rights under such Lease, shall cease to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the rights and remedies under such Lease; or

7.12     LOSS OF UNITED STATES CITIZEN STATUS.

                  The Borrower for any reason ceases to be a United States Citizen;

THEN (I) (i) upon the occurrence of any Event of Default described in subsection 7.6 or 7.7, each of (a) the unpaid principal amount of and accrued interest on the Loans and (b) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Borrower, and the obligation of each Lender to make any Loan shall thereupon terminate and (ii) upon the occurrence and during the continuation of any other Event of Default, the Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to the Borrower, declare all or any portion of the amounts described in clauses (a) and
(b) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan shall thereupon terminate and (II) upon the occurrence of any Event of Default, the Administrative Agent, upon the written request of the Requisite Lenders, shall, by written notice to the Borrower, enforce all of the Liens and security interests created pursuant to the Collateral Documents and exercise all other remedies at law or in equity or in admiralty available under the Loan Documents.

                  If, at any time within 60 days after an acceleration of the Loans pursuant to the preceding paragraph, the Borrower shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case that is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 9.6, then Requisite Lenders, by written notice to the Borrower, may at their option rescind and annul such acceleration and its consequences, but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind the Lenders to a decision that may be made at the election of Requisite Lenders and are not intended to benefit the Borrower and do not grant to the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                                   SECTION 8.

                            THE ADMINISTRATIVE AGENT

8.1      APPOINTMENT.


                  Each Lender hereby appoints Bankers Trust Company as Administrative Agent hereunder and under the other Loan Documents, and each Lender hereby authorizes the Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. The Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this
Section 8 are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall have no rights as a third-party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower.

8.2      POWERS AND DUTIES; GENERAL IMMUNITY.

                  A. POWERS; DUTIES SPECIFIED. Each Lender irrevocably authorizes the Administrative Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Administrative Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender, and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

                  B. NO RESPONSIBILITY FOR CERTAIN MATTERS. The Administrative Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Administrative Agent to any Lender or by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrower or any other Person liable for the payment of any Obligations, nor shall the Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

                  C. EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, partners, employees or agents shall be liable to the Lenders for any action taken or omitted by the Administrative Agent under or in connection with any of the Loan Documents except to the extent caused by their respective gross negligence or willful misconduct. If the Administrative Agent shall request instructions from the Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, such Administrative Agent shall be entitled to refrain from such act or taking such action unless and until such Administrative Agent shall have received instructions from Requisite Lenders. Without prejudice to the generality of the foregoing, (i) the Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Borrower), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders. The Administrative Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of Requisite Lenders.

                  D. ADMINISTRATIVE AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Administrative Agent in its individual capacity as a Lender hereunder. With respect to its participations in the Loans, the Administrative Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

8.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.

                  Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Atlas and its Subsidiaries (including the Borrower) and the Aircraft and Spare Engines in connection with the making of the Loans hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Atlas and its Subsidiaries (including the Borrower). The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of the Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into their possession before the making of the Loans or at any time or times thereafter, and the Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to the Lenders.

8.4      RIGHT TO INDEMNITY.

                  Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify the Administrative Agent (and its affiliates and partners), to the extent that the Administrative Agent shall not have been reimbursed by the Borrower, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Administrative Agent, in any way relating to or arising out of this Agreement or the other Loan Documents; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Administrative Agent's gross negligence or willful misconduct.

8.5      COLLATERAL DOCUMENTS.

                  Without limiting the generality of subsection 8.1, each Lender hereby further authorizes the Administrative Agent to enter into the Collateral Documents as secured party on behalf of and for the benefit of such Lender and agrees to be bound by the terms of each of the Collateral Documents; provided, that, except as otherwise provided below, the Administrative Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in any Collateral Document without prior written consent of Requisite Lenders. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the collateral under any Collateral Document, it being understood and agreed that all powers, rights and remedies under the Collateral Documents may be exercised solely by the Administrative Agent for the benefit of the Lenders in accordance with the terms thereof. Each Lender hereby authorizes the Administrative Agent
(i) to release or subordinate Collateral as permitted or required under this Agreement or the Collateral Documents, and agrees that a certificate executed by the Administrative Agent evidencing such release of Collateral shall be conclusive evidence of such release as to any third party and (ii) to enter into any amendments of the Collateral Documents to cure any ambiguity, defect or inconsistency or to amend provisions relating to ministerial or administrative matters that do not materially adversely affect the rights of the Lenders thereunder.

8.6      SUCCESSOR ADMINISTRATIVE AGENT.

                  The Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the Lenders and the Borrower. Upon any such notice of resignation, Requisite Lenders shall have the right, upon consultation with the Borrower, to appoint a successor Administrative Agent. Upon the acceptance of any appointment hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                   SECTION 9.

                                  MISCELLANEOUS

9.1      ASSIGNMENTS AND PARTICIPATIONS IN LOANS.

                  A. GENERAL. Each Lender shall have the right at any time (i) to sell, assign or transfer to any Eligible Assignee, or (ii) to sell participations to any Person in, all or any part of its Commitment or any Loan or Loans made by it or any other interest herein or in any other Obligations owed to it, so long as no such sale, assignment, transfer or participation shall, without the consent of the Borrower, require the Borrower to file a registration state-ment with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by the Administrative Agent and recorded in the Register as provided in subsection 9.1B(ii). Except as otherwise provided in this subsection 9.1, no Lender shall, as between the Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitment or the Loans, or the other Obligations owed to such Lender.

                  B.   ASSIGNMENTS.

                   (i) Amounts and Terms of Assignments. Each Commitment, Loan or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate or Related Fund of the assigning Lender or another Lender, with the giving of notice to the Borrower and the Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, and other Obligations of the assigning Lender) to any other Eligible Assignee with the giving of notice to the Borrower and with the consent of the Administrative Agent and the Borrower (which consent shall not be unreasonably withheld or delayed) unless (I) an Event of Default shall have occurred and be occurring or
(II) such assignment is consented to by the Administrative Agent within 15 days after the Initial Borrowing Date, in each of which cases the consent of the Borrower to such assignment shall not be required. Any assignment of Loans hereunder shall effect a pro rata assignment of the Notes with respect to each Aircraft or Spare Engine Pool. To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitment, Loans, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $3,000 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to the Administrative Agent pursuant to subsection 2.7B(iii)(a); provided, however, that such processing fee shall not be required where the assignee is an existing Lender. Upon such execution, delivery, acceptance and recording from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto);

provided further, however, that the assigning Lender shall retain any right to payment accrued under subsections 2.6C, 2.6D, 2.7, 9.2 or 9.3 unless such rights are explicitly assigned to the assignee in the Assignment Agreement. The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to the Administrative Agent for cancellation, and thereupon new Notes shall be issued to the assignee substantially in the form of Exhibit IIA annexed hereto or Exhibit IIB annexed hereto, as appropriate, with appropriate insertions, to reflect the new Commitment or outstanding Loans, as the case may be, of the assignee and/or the assigning Lender.

                  (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 9.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to the Administrative Agent pursuant to subsection 2.7B(iii)(a), the Administrative Agent shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit V hereto, and if the Administrative Agent and the Borrower have consented to the assignment evidenced thereby to the extent that such consent is required pursuant to subsection 9.1B(i), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of the Administrative Agent and the Borrower to such assignment), (b) record the information contained therein in the Register and (c) give prompt notice thereof to the Borrower. The Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 9.1B(ii).

                  C. PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the Final Maturity Date of any Loan allocated to such participation, (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation or (iii) a release of Collateral, and all amounts payable by the Borrower hereunder (including, without limitation, amounts payable to such Lender pursuant to subsections 2.6D and 2.7) shall be determined as if such Lender had not sold such participation. The Borrower and each Lender hereby acknowledge and agree that, solely for purposes of subsection 9.5, (a) any participation will give rise to a direct obligation of the Borrower to the participant and (b) the participant shall be considered to be a "Lender."

                  D. ASSIGNMENTS TO FEDERAL RESERVE BANKS AND OTHERS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection

9.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to (i) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank or (ii) if such Lender is a "fund", to any holders of obligations owed or securities issued by such fund as security for such obligations or securities, or to any trustee for, or any representative of, such holders; provided, that (i) no Lender shall, as between the Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank or lender be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

                  E. INFORMATION. Each Lender may furnish any information concerning the Borrower in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 9.19.

9.2      EXPENSES.

                  Whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents; (ii) all the costs of furnishing all opinions by counsel for the Borrower (including, without limitation, any opinions requested by the Lenders as to any legal matters arising hereunder) and of the Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents, including, without limitation, with respect to confirming compliance with environmental and insurance requirements;
(iii) the reasonable fees, expenses and disbursements of counsel to the Administrative Agent in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any consents, amendments, waivers or other modifications hereto or thereto and any other documents or matters requested by the Borrower; (iv) all the costs and expenses of creating and perfecting the Liens in favor of the Administrative Agent for the benefit of the Lenders pursuant to the Loan Documents, including filing and recording fees and expenses, title insurance, fees and expenses of counsel for providing such opinions as the Lenders may reasonably request and fees and expenses of legal counsel to the Administrative Agent (including local counsel); (v) all other actual and reasonable costs and expenses incurred by the Administrative Agent in connection with the syndication of the Commitments and the Loans and the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby, provided that such costs and expenses of syndication shall not exceed $25,000; and (vi) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by the Administrative Agent and the Lenders in enforcing any Obligations of or in collecting any payments due from the Borrower hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or re-structuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

9.3      INDEMNITY.

                  In addition to the payment of expenses pursuant to subsection 9.2, whether or not the transactions contemplated hereby shall be consummated, the Borrower agrees to defend, indemnify, pay and hold harmless the Administrative Agent and the Lenders, and the officers, directors, partners, employees, agents and affiliates of the Administrative Agent and the Lenders (collectively called the "INDEMNITEES") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including, without limitation, securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including, without limitation, the Lenders' agreement to make the Loans hereunder, or the use or intended use of the proceeds of any of the Loans) or the statements contained in the commitment letter delivered by any Lender to the Borrower with respect thereto (collectively called the "INDEMNIFIED LIABILITIES"); provided, that the Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

9.4      SET-OFF.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that

Lender to or for the credit or the account of the Borrower against and on account of the obligations and liabilities of the Borrower to that Lender under this Agreement, its Notes, and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Notes, or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any other amounts due hereunder shall have become due and payable pursuant to Section 7 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

9.5      RATABLE SHARING.

                  The Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) that is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify the Administrative Agent and each other Lender of the receipt of such payment and
(ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided, that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of the Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. The Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

9.6      AMENDMENTS AND WAIVERS.

                  A. No amendment, modification, termination or waiver of any provision of this Agreement or any of the other Loan Documents (other than any amendment, modification, termination or waiver which may be required to effect the replacement of any Engine or any Airframe in accordance with Section 9.21 of this Agreement or the sale of a single Aircraft in accordance with Section 6.6(ii) of this Agreement), or consent to and departure by the

Borrower therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided, that any such amendment, modification, termination, waiver or consent that: increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; changes any Lender's Tranche A Pro Rata Share or Tranche B Pro Rata Share; changes in any manner the definition of "Requisite Lenders;" changes in any manner any provision of this Agreement that, by its terms, expressly requires the approval or concurrence of all Lenders; postpones the Final Maturity Date (but not the date of any scheduled installment of principal) of any of the Loans; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2D) or the amount of any fees payable hereunder; releases all or substantially all of the Collateral; or changes in any manner the provisions contained in this subsection
9.6 shall be effective only if evidenced by a writing signed by or on behalf of all Lenders to whom are owed Obligations being directly affected by such amendment, modification, termination, waiver or consent. In addition, (i) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender that is the holder of that Note, (ii) no increase in the Commitment of any Lender over the amount thereof then in effect shall be effective without the written concurrence of that Lender, it being understood and agreed that in no event shall waivers or modifications of conditions precedent, covenants, Events of Default, Potential Events of Default or of a mandatory prepayment or a reduction of any or all of the Commitments be deemed to constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not be deemed to constitute an increase in the Commitment of such Lender and (iii) no amendment, modification, termination or waiver of any provision of Section 8 or of any other provision of this Agreement that, by its terms, expressly requires the approval or concurrence of the Administrative Agent shall be effective without the written concurrence of such Administrative Agent. No change shall be made (x) to Section 2.4B(a) or (b) without the consent of the holders of a majority of principal of the Tranche A Loans or Tranche B Loans, respectively, and (y) to Section 2.4C(iii) without the consent of the holders of a majority of principal of each of the Tranche A Loans and Tranche B Loans. The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 9.6 shall be binding upon each Person who was a Lender at the time of such amendment, modification, termination, waiver or consent, upon each Person who subsequently becomes a Lender and, if signed by the Borrower, upon the Borrower.

                  B. If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by the proviso in the first sentence of this subsection 9.6, the consent of Requisite Lenders is obtained but consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower may, so long as all non-consenting Lenders are so treated, elect to terminate such Lender as a party to this Agreement, so long as, concurrently with such termination, (i) the Borrower pays to that Lender all principal, interest and fees and other amounts owed to such Lender through such date of termination, (ii) another financial institution satisfactory to the Borrower and the Administrative Agent (or if the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) agrees, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the judgment of the Administrative Agent (or if the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender have been received and approved by the Administrative Agent as of such date.

9.7      INDEPENDENCE OF COVENANTS.

                  All covenants under this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

9.8      NOTICES.

                  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided, that notices to the Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to the Borrower and the Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to the Administrative Agent.

9.9      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

                  A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                  B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of the Borrower set forth in subsections 2.6D, 2.7, 9.2, 9.3 and 9.4 and the agreements of the Lenders set forth in subsections 8.2C, 8.4 and 9.5 shall survive the payment of the Loans, and the termination of this Agreement.

9.10     FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

                  No failure or delay on the part of the Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

9.11     MARSHALLING; PAYMENTS SET ASIDE.

                  Neither the Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that the Borrower makes a payment or payments to the Administrative Agent or Lenders (or to the Administrative Agent for the benefit of the Lenders), or the Administrative Agent or Lenders enforce any security interests or exercise their rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law, the law of admiralty or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or set-off had not occurred.

9.12     SEVERABILITY.

                  In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

9.13     OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.

                  The obligations of the Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by any Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

9.14     HEADINGS.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

9.15     APPLICABLE LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

9.16     SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders (it being understood that the Lenders' rights of assignment are subject to subsection 9.1). Neither the Borrower's rights or obligations hereunder nor any interest therein may be assigned or delegated by the Borrower without the prior written consent of all Lenders.

9.17     CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY OBLIGATION MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, SUCH OTHER LOAN DOCUMENT OR SUCH OBLIGATION (SUBJECT TO ANY RIGHT TO APPEAL TO A COURT IN THE STATE OF NEW YORK). The Borrower hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to the Borrower at its address provided in subsection 9.8, such service being hereby acknowledged by the Borrower to be sufficient for personal jurisdiction in any action against the Borrower in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower in the courts of any other jurisdiction.

9.18     WAIVER OF JURY TRIAL.

                  EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

9.19     CONFIDENTIALITY.

                  Each Lender shall hold all non-public information obtained pursuant to the requirements of the Transaction Documents that has been identified as confidential by the Borrower in accordance with such Lender's customary procedures for handling confidential information of this nature, it being understood and agreed by the Borrower that in any event a Lender may make disclosures to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender and who is subject to this confidentiality provision, or, subject to this Section 9.19, reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participation therein (at which time, any such assignee, transferee or participant shall be bound by this Section 9.19) or as required or requested by any governmental or regu-latory agency (including, without limitation, the National Association of Insurance Commissions) or representative thereof or pursuant to legal process or in accordance with any applicable law or regulation; provided, that, unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental or regulatory agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental or regulatory agency) for disclosure of any such non-public information prior to disclosure of such information; and provided further, that in no event shall any Lender be obligated or required to return any materials furnished by the Borrower.

9.20     COUNTERPARTS; EFFECTIVENESS.

                  A. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  B. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof (the "EFFECTIVE DATE").

9.21     REPLACEMENT ENGINES AND AIRFRAMES.

                  A. ENGINES. So long as no Event of Default or Potential Event of Default has occurred and is continuing, the Borrower may, upon not less than 5 Business Days' prior written notice to the Administrative Agent, replace any Engine that is the subject of an Aircraft Chattel Mortgage with another engine (the "Replacement Engine") meeting the requirements of the applicable Aircraft Chattel Mortgage and the requirements of an Acceptable Alternate Engine. In addition to the requirements of the preceding sentence, any Replacement Engine shall be an engine that is the same or improved make and model as the Engine to be replaced, and that is suitable for installation and use on any Airframe (or any Boeing 747-400 aircraft operated by Atlas) and that has a value, utility and remaining useful life (including with respect to hours and cycles remaining until overhaul) at least equal to the Engine to be replaced thereby.

                  The Lenders agree to release the Lien created by the applicable Aircraft Chattel Mortgage for any Engine to be replaced by a Replacement Engine promptly upon (i) presentation by the Borrower of documentation necessary to create a legal, valid and enforceable first priority security interest in and to the Replacement Engine, (ii) delivery to the Adminis-trative Agent of an opinion of Cahill Gordon & Reindel, or such other counsel as may be acceptable to the Administrative Agent, confirming that the Borrower (and the Administrative Agent upon succeeding to the Borrower's interest in the applicable Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to such Replacement Engine free of all Liens (other than Permitted Encumbrances and the applicable Lease) and (iii) receipt of all other deliveries required by Section 4(f)(ii) of the applicable Aircraft Chattel Mortgage.

                  B. AIRFRAMES. So long as no Event of Default or Potential Event of Default has occurred and is continuing, the Borrower may, upon not less than 5 Business Days' prior notice to the Administrative Agent, replace any Airframe that is the subject of an Aircraft Chattel Mortgage with another airframe (the "Replacement Airframe") meeting the requirements of the applicable Aircraft Chattel Mortgage and the requirements of an Acceptable Alternate Airframe; provided that, no more than two Airframes may be replaced by the Borrower pursuant to this subsection 9.21B. In addition to the requirements of the preceding sentence, any Replacement Airframe shall be an airframe that is the same or improved make and model as the Airframe to be replaced and that has a value, utility and remaining useful life (including with respect to hours and cycles remaining until overhaul) at least equal to the Airframe to be replaced thereby.

                  The Lenders agree to release the Lien created by the applicable Aircraft Chattel Mortgage for any Airframe to be replaced by a Replacement Airframe promptly upon (i) presentation by the Borrower of documentation necessary to create a legal, valid and enforceable first priority security interest in and to the Replacement Airframe, (ii) delivery to the Administrative Agent of an opinion of Cahill Gordon & Reindel, or such other counsel as may be acceptable to the Administrative Agent, confirming that the Borrower (and the Administrative Agent upon succeeding to the Borrower's interest in the applicable Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to such Replacement Airframe free of all Liens (other than Permitted Encumbrances and the applicable Lease) and (iii) receipt of all other deliveries required by Section 4(f)(ii) of the applicable Aircraft Chattel Mortgage.

                  C. FURTHER ASSURANCES. The Borrower shall, in addition to the actions required by the preceding subsections 9.21A and 9.21B, take all necessary actions to provide that the Borrower (and the Administrative Agent upon succeeding to the Borrower's interest in the applicable Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to each Replacement Engine and each Replacement Airframe, in each case free of all Liens (other than Permitted Encumbrances and the applicable Lease).

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                        ATLAS FREIGHTER LEASING III, INC.

                        By:  /s/ Fred L. deLeeuw
                             ---------------------------------
                             Title: Vice President

                        Notice Address:

                        538 Commons Drive
                        Golden, Colorado  80401

                        Attention: Richard H. Shuyler
                            Executive Vice President - Strategic Planning and Treasurer

                        BANKERS TRUST COMPANY, as Administrative
                            Agent and Lender

                        By:  /s/ Marguerite Sutton
                            ----------------------------
                        Title: Vice President

                        Notice Address:

                        Bankers Trust Company
                        130 Liberty Street
                        New York, New York  10006

                        Attention: Marguerite Sutton

LENDERS:

                        DEUTSCHE VERKEHRSBANK AG

                        By:    /s/ Constance Laudenschlager
                               --------------------------------------
                              Title: Senior Vice President

                        By:   /s/ James M. Morton
                               --------------------------------------
                              Title: Assistant Vice President

                        FIRST SECURITY BANK, N.A.

                        By:   /s/ Judy Callister
                               --------------------------------------
                              Title: Vice President

                        FIRST UNION NATIONAL BANK

                        By:   /s/ Gerald P. Hullinger
                               --------------------------------------
                              Title: Vice President

                        GMAC COMMERCIAL CREDIT LLC

                        By:    /s/ Sam Cirelli
                               --------------------------------------
                               Title: Executive Vice President

                        IMPERIAL BANK

                        By:    /s/ Ray Vadalma
                               --------------------------------------
                               Title: Senior Managing Director

                        NORWEST BANK COLORADO NATIONAL ASSOCIATION

                        By:   /s/ Darlene A. Evans
                               --------------------------------------
                              Title: Vice President

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                        SUMMIT BANK

                        By:    /s/ Robert A. Ewing
                               --------------------------------------
                               Title: Vice President

                        UNION PLANTERS BANK

                        By:    /s/ Carlos Rodriguez
                               --------------------------------------
                               Title: Senior Vice President

                        U.S. BANK N.A.

                        By:    /s/ Melissa S. Forbes
                               --------------------------------------
                               Title: Vice President

                        KZH CNC LLC

                        By:    /s/ Susan Lee
                               --------------------------------------
                               Title: Authorized Agent

                        KZH CYPRESSTREE-1 LLC

                        By:    /s/ Susan Lee
                               --------------------------------------
                               Title: Authorized Agent

                        NORTH AMERICAN SENIOR FLOATING RATE FUND

                        By:    CYPRESSTREE INVESTMENT
                               MANAGEMENT COMPANY, INC.
                               as Portfolio Manager

                        By:    /s/ Jeffrey W. Heuer
                               --------------------------------------
                               Title: Principal

                        CYPRESSTREE INVESTMENT FUND, LLC

                        By:   CYPRESSTREE INVESTMENT
                              MANAGEMENT COMPANY, INC.
                              its Managing Member

                        By:   /s/ Jeffrey W. Heuer
                               --------------------------------------
                              Title: Principal

                        FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                        By:   CYPRESSTREE INVESTMENT
                              MANAGEMENT COMPANY, INC.
                              as Attorney-in-Fact and on behalf of First
                              Allmerica Financial Life Insurance Company as Portfolio Manager

                        By:   /s/ Jeffrey W. Heuer
                               --------------------------------------
                              Title: Principal

                        KZH ING-1 LLC

                        By:   /s/ Susan Lee
                               --------------------------------------
                              Title: Authorized Agent

                        KZH ING-2 LLC

                        By:   /s/ Susan Lee
                               --------------------------------------
                              Title: Authorized Agent

                        KZH ING-3 LLC

                        By:   /s/ Susan Lee
                               --------------------------------------
                              Title: Authorized Agent



                                      -3-